UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number _811-02278_

Value Line Premier Growth Fund, Inc.

(Exact name of registrant as specified in charter)

7 Times Square, New York, N.Y. 10036

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1900

Date of fiscal year end: December 31, 2017

Date of reporting period: June 30, 2017

Item I. Reports to Stockholders.

A copy of the Semi-Annual Report to Stockholders for the period ended 6/30/17 is included with this Form.

Semi-Annual Report
June 30, 2017

Value Line Premier Growth Fund, Inc.
(VALSX)
Value Line Mid Cap Focused Fund, Inc.
(VLIFX)
Value Line Income and Growth Fund, Inc.
Investor Class (VALIX)
Institutional Class (VLIIX)
Value Line Larger Companies Focused Fund, Inc.
Investor Class (VALLX)
Institutional Class (VLLIX)
This unaudited report is issued for information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Fund (obtainable from the Distributor).
#00196557

President’s Letter (unaudited)

Dear Fellow Shareholders:
We are pleased to present you with this semi-annual report for Value Line Premier Growth Fund, Inc., Value Line Mid Cap Focused Fund, Inc., Value Line Income and Growth Fund, Inc. and Value Line Larger Companies Focused Fund, Inc. (individually, a “Fund” and collectively, the “Funds”) for the six months ended June 30, 2017.
During the semi-annual period, the broad U.S. equity indices generated strong positive absolute returns. Each of the four Funds posted strong positive absolute returns as well, and each also outperformed its respective benchmark index on a relative basis. Further, the semi-annual period was highlighted by each of the four equity and hybrid Value Line Funds being recognized for their long-term performance and attractive risk profiles.
•
Value Line Premier Growth Fund, Inc. outpaced the category average return of its peers for the three- and ten-year periods ended June 30, 2017 (mid-cap growth category), as measured by Morningstar.1 Additionally, the Fund earned an overall four-star rating from Morningstar2 in the mid-cap growth category among 576 funds as of June 30, 2017 based on risk-adjusted returns. Morningstar gave the Fund an overall Risk rating of Low.i

•
Value Line Mid Cap Focused Fund, Inc. outpaced the category average return of its peers for the three- and five-year periods ended June 30, 2017 (mid-cap growth category), as measured by Morningstar.1 Additionally, the Fund earned an overall four-star rating from Morningstar2 in the mid-cap growth category among 576 funds as of June 30, 2017 based on risk-adjusted returns. Morningstar2 gave the Fund an overall Risk Rating of Low.ii

•
Value Line Income and Growth Fund, Inc.*outpaced the category average return of its peers for the one-, three-, five- and ten-year periods ended June 30, 2017 (allocation-70% to 85% equity category), as measured by Morningstar.1 Additionally, the Fund earned an overall five-star rating from Morningstar in the allocation-70% to 85% equity category among 334 funds as of June 30, 2017 based on risk-adjusted returns. Morningstar gave the Fund an overall Return rating of High.iii

•
Value Line Larger Companies Focused Fund, Inc.* outpaced the category average return of its peers for the one-, three- and five-year periods ended June 30, 2017 (large growth category), as measured by Morningstar.1 Additionally, the Fund earned an overall four-star rating from Morningstar2 in the large growth category among 1,277 funds as of June 30, 2017 based on risk-adjusted returns.iv

On the following pages, the Funds’ portfolio managers discuss the management of their respective Funds during the semi-annual period. The discussions highlight key factors influencing recent performance of the Funds. You will also find a schedule of investments and financial statements for each of the Funds.
Before reviewing the performance of your individual mutual fund investment(s), we encourage you to take a brief look at the major factors affecting the financial markets during the six months ended June 30, 2017, especially given the newsworthy events of the semi-annual period. With meaningful and surprising shifts during the first half of 2017 in several drivers of the capital markets, we also invite you to take this time to consider a broader diversification strategy by including additional Value Line Funds in your investment portfolio. You can find out more about the entire family of Value Line Funds at our website, www.vlfunds.com.
Economic Review
Overall, the semi-annual period was one of slow economic growth and low inflation both in the U.S. and globally.
For the first quarter of 2017, U.S. Gross Domestic Product (GDP) averaged 1.4%, which was weaker than the 2.1% growth rate registered in the fourth quarter of 2016. This weaker number was due primarily to a drop in federal, state and local government spending along with a deceleration in imports. Second quarter GDP is expected to be better, around 2% or somewhat higher. During the semi-annual period, the labor market was a source of strength. U.S. unemployment declined from 4.7% to 4.4%, considered near full employment. Nonfarm payroll gains averaged 180,000 for the semi-annual period, strong but slightly less than the 186,000 per month on average in 2016. However, average hourly earnings declined from a 2.9% to a 2.5% growth rate, below the peak of previous economic expansions. Manufacturing was an additional source of strength to the U.S. economy, improving throughout the first half of 2017. Inflation, as measured by the Consumer Price Index (CPI) was lower than expected, as energy and consumer prices fell and wage growth remained muted. More specifically, headline CPI rose 1.6% year over year before seasonal adjustment as of June 2017, a figure that has been declining rather steadily since February 2017, when it was 2.7%. Core inflation, which excludes food and energy, was up 1.7% in June 2017 from a year earlier. While the food segment of the CPI increased 0.9% during the 12 months ended June 30, 2017, the energy segment of the CPI rose 2.3% over the same 12-month span. However, notably, the energy segment of the CPI decreased in four of the six months of the semi-annual period, most recently declining 2.7% in May 2017 and 1.6% in June 2017.
Based in large part on the U.S. Federal Reserve’s (the Fed) view that the low unemployment rate would trigger wage inflation, the Fed embarked on a path of tightening monetary policy, raising the targeted federal funds rate twice during the semi-annual period — in March and June 2017 — by 25 basis points each, bringing it to a range of 1.00% to 1.25% by the end of the semi-annual period. (A basis point is 1/100th of a percentage point.) At the end of June 2017, the Fed was widely expected to raise interest rates once more this calendar year. This caused short-term interest rates to rise, with the yield on the two-year

3

President’s Letter (unaudited) (continued)

U.S. Treasury note increasing from 1.19% to 1.38% during the first half of 2017. Seemingly moving in a similar direction, the European Central Bank (ECB) signaled its intention during the semi-annual period to pull back from its accommodative stance, putting pressure on European short-term interest rates. Since many European investors buy U.S. bonds, this put further upward pressure on U.S. short-term interest rates. On the other hand, yields on longer-term U.S. Treasuries were not adversely affected by Fed or ECB policy. The yield on the 10-year U.S. Treasury note declined from 2.44% to 2.27% during the semi-annual period, with longer-term investors purchasing bonds spurred by lower than expected inflation.
Rising interest rates in the U.S. did not benefit the U.S. dollar relative to other major currencies. On June 30, 2017, the U.S. Dollar Index (“DXY”)3 declined to its lowest level since October 2016. Following the U.S. presidential elections, the DXY had risen to its highest level in 14 years, but it declined since, mainly reflecting the potential impact of the new Administration’s protectionist trade policies.
Equity Market Review
U.S. equities, as measured by the S&P 500® Index4, gained 9.34% during the six months ended June 30, 2017, buoyed by still relatively low interest rates and by positive trends in corporate earnings. International equities, both developed and emerging, as measured by the MSCI EAFE Index4 and MSCI Emerging Markets Index4, respectively, outperformed the U.S. equity market. The benefit of a broad earnings recovery and ongoing, albeit slow, economic expansion was greater in markets outside of the relatively advanced U.S. market.
As 2017 began, U.S. equities rallied to new highs on the prospect of deregulation following President Trump’s executive orders on oil pipelines and on further optimism around infrastructure spending after a $1 trillion proposal from Senate Democrats. Despite political uncertainty and concerns about protectionism, U.S. equities continued to rally in February 2017 on anticipation of potential U.S. tax reform and by stronger economic data. In March 2017, the Fed raised interest rates for the third time since the 2008 global financial crisis. After House Republicans were unable to schedule a vote on health care, U.S. equities moved lower. All told, then, for the month of March 2017, U.S. equities were virtually flat.
U.S. equities fell in April 2017, as Fed minutes suggested stocks were overvalued. However, U.S. equities subsequently rebounded on strong first quarter 2017 earnings results and less political risk in Europe following the centrist candidate’s win in the French election. Although the U.S. labor market remained strong, economic and inflation data appeared to soften. In addition, market expectations for pro-growth U.S. fiscal policy were dampened by developments in Washington D.C. Still, the Fed raised the targeted federal funds rate 25 basis points in June 2017, citing ongoing strength in the labor market and a pick-up in household spending and business fixed investment.
In a reversal from 2016, growth stocks outperformed value stocks by a wide margin across the capitalization spectrum of the U.S. equity market for the semi-annual period overall. In another reversal from 2016, large-cap stocks performed best, followed by mid-cap stocks and then at some distance by small-cap stocks, though each market capitalization segment of the U.S. equity market generated solid gains during the semi-annual period. (All as measured by the Russell U.S. Indexes.)
In the S&P 500® Index, the best performing sectors were information technology, health care and consumer discretionary, each of which posted double-digit gains. The weakest performing sectors in the S&P 500® Index during the semi-annual period were energy and telecommunication services, the only two to post negative absolute returns, followed by real estate and financials, which were comparatively weak but generated positive returns.
Fixed Income Market Review
The broad U.S. investment grade fixed income market, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index5, posted a return of 2.27% during the semi-annual period. Less accommodative central bank policy both domestically and globally put pressure on shorter-term interest rates, while longer-term rates declined due to lower than expected inflation. This caused a flattening of the yield curve. (A flattening yield curve is one in which the differential in yields of securities with various maturities narrows.) Interest rates on maturities of three years or less rose during the semi-annual period, while interest rates on maturities of beyond three years declined.
More specifically, the yield on the three-month U.S. Treasury bill rose approximately 52 basis points, and the yield on the two-year U.S. Treasury note increased approximately 19 basis points. The yield on the bellwether 10-year U.S. Treasury note decreased approximately 17 basis points, and the yield on the 30-year U.S. Treasury bond declined approximately 24 basis points during the semi-annual period.
Corporate bonds, both investment grade and high yield, benefited during the semi-annual period from investors’ preference for risk assets. Consequently, higher rated bonds tended to lag lower rated bonds, and high yield corporate bonds posted the strongest fixed income returns for the six months ended June 30, 2017. Corporate bond supply was not robust enough to meet strong demand, leading to the tightening of most corporate bond subsectors. However, energy-related bond spreads, or yield differentials to U.S. Treasuries, were choppier, as energy prices were more volatile during the semi-annual period. Still, market volatility overall was relatively low in the bond market, with bonds trading in a relatively tight range. U.S. Treasuries were weak performers against this backdrop of spread tightening for risk assets.

4

* * *
We thank you for trusting us to be a part of your long-term, comprehensive investment strategy. We appreciate your confidence in the Value Line Funds and look forward to serving your investment needs in the years ahead just as we have been helping to secure generations’ financial futures for more than 65 years — based on solid fundamentals, sound investment principles and the power of disciplined and rigorous analytics. If you have any questions or would like additional information on these or other Value Line Funds, we invite you to contact your investment representative or visit us at www.vlfunds.com.
Sincerely,
Mitchell Appel
President of the Value Line Funds
Past performance does not guarantee future results. Investment return and principal value of an investment can fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; and that current performance may be lower or higher than the performance data quoted. Investors should carefully consider the investment objective, risks, charges and expense of a fund. This and other important information about a fund is contained in the fund’s prospectus. A copy of our funds’ prospectuses can be obtained free of charge by going to our website at www.vlfunds.com or calling 800.243.2729.
The Value Line Funds are distributed by EULAV Securities LLC.

*
Data, rankings and ratings are based on the Investor Share Class of the Fund.

Morningstar, Inc. is an investment research and investment management firm headquartered in Chicago, Illinois, United States.

The Morningstar RatingTM for funds, or “star rating”, is calculated for managed products (including mutual funds, variable annuity and variable life subaccounts, exchange-traded funds, closed-end funds, and separate accounts) with at least a three-year history. Exchange-traded funds and open-ended mutual funds are considered a single population for comparative purposes. It is calculated based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a managed product's monthly excess performance, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of products in each product category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating for a managed product is derived from a weighted average of the performance figures associated with its three-, five-, and 10-year (if applicable) Morningstar Rating metrics. The weights are: 100% three-year rating for 36-59 months of total returns, 60% five-year rating/40% three-year rating for 60-119 months of total returns, and 50% 10-year rating/30% five-year rating/20% three-year rating for 120 or more months of total returns. While the 10-year overall star rating formula seems to give the most weight to the 10-year period, the most recent three-year period actually has the greatest impact because it is included in all three rating periods.

i
For Value Line Premier Growth Fund, Inc.: Three-star rating for 3-year (576 funds) and 5-year (502 funds) periods ended June 30, 2017; four-star rating for 10-year (370 funds) and overall (576 funds) periods ended June 30, 2017. All in the mid-cap growth category. Morningstar Risk: Low for the 3-year, 5-year and overall periods ended June 30, 2017; Below Average for the 10-year period ended June 30, 2017.

ii
For Value Line Mid Cap Focused Fund, Inc.: Five-star rating for 3-year (576 funds) period ended June 30, 2017; four-star rating for 5-year (502 funds) and overall (576 funds) periods ended June 30, 2017; three-star rating for 10-year (370 funds) period ended June 30, 2017. Morningstar Risk: Low for the 3-year-5-year, 10-year and overall periods ended June 30, 2017.

iii
For Value Line Income and Growth Fund: Five-star rating for 3-year (334 funds), 5-year (291 funds) and overall (334) periods ended June 30, 2017; four-star rating for 10-year (291 funds) period ended June 30, 2017. All in the allocation-70% to 85% equity category. Morningstar Return: High for the 3-year, 10-year and overall periods ended June 30, 2017; Above Average for the 5-year period ended June 30, 2017.

iv
For Value Line Larger Companies Focused Fund, Inc.: Five-star rating for 3-year (1,277 funds) period ended June 30, 2017; four-star rating for 5-year (1,152 funds) and overall (1,277 funds) periods ended June 30, 2017; three-star rating for 10-year (803 funds) period ended June 30, 2017.

The U.S. Dollar Index (DXY) is a measure of the value of the U.S. dollar relative to a basket of foreign currencies, often referred to as a basket of U.S. trade partners’ currencies.

5

President’s Letter (unaudited) (continued)

The S&P 500® Index consists of 500 stocks that are traded on the New York Stock Exchange, American Stock Exchange and the NASDAQ national Market System and is representative of the broad stock market. The MSCI EAFE Index is an equity index that captures large-cap and mid-cap representation across 21 developed markets countries around the world, excluding the U.S. and Canada. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The MSCI Emerging Markets Index captures large-cap and mid-cap representation across 24 emerging markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. These are unmanaged indices and do not reflect charges, expenses or taxes, and it is not possible to directly invest in these indices.

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS. This is an unmanaged index and does not reflect charges, expenses or taxes, which are deducted from the Fund’s return. It is not possible to directly invest in this index.

VALUE LINE PREMIER GROWTH FUND, INC.

INVESTMENT OBJECTIVE AND STRATEGY (condensed) (unaudited)
The Fund’s sole investment objective is long-term growth of capital.
To achieve the Fund’s goal, the Adviser invests at least 80% of the Fund’s net assets in a diversified portfolio of U.S. equity securities with favorable growth prospects. In selecting securities for purchase or sale, the Adviser generally analyzes the issuer of a security using fundamental factors such as growth potential and earnings estimates and quantitative factors such as historical earnings, earnings momentum and price momentum. The Fund may invest in small, mid or large capitalization companies, including foreign companies. There are no set limitations of investments according to a company’s size, or to a sector weighting.
Manager Discussion of Fund Performance
Below, Value Line Premier Growth Fund, Inc. portfolio manager Stephen E. Grant discusses the Fund’s performance and positioning for the six months ended June 30, 2017.
How did the Fund perform during the semi-annual period?
The Fund generated a total return of 12.56% during the six months ended June 30, 2017. This compares to the 9.34% return of the Fund’s benchmark, the S&P 500® Index, during the same semi-annual period.
What key factors were responsible for the Fund’s performance during the six-month reporting period?
The Fund outperformed the S&P 500® Index during the six-month reporting period, driven primarily by stock selection overall. Favorable sector allocation decisions also contributed positively.
Further, during the semi-annual period, growth-oriented stocks outpaced value-oriented stocks. Among value-oriented stocks, the energy and telecommunication services sectors of the S&P 500® Index were particularly lagging, each posting double-digit losses. These trends in the broad U.S. equity market boosted the Fund’s relative results, as the Fund, unlike the S&P 500® Index, leans more toward the growth end of the spectrum and owned no energy or telecommunication services stocks during the six-month reporting period.
Which equity market sectors most significantly affected Fund performance?
The Fund benefited most from having no allocation at all to either the energy or telecommunication services sectors, as each posted negative absolute returns during the semi-annual period. The Fund also enjoyed positive results in all sectors of the S&P 500® Index in which it was invested, except consumer discretionary. In particular, effective stock selection in the health care, industrials and financials sectors boosted the Fund’s relative performance.
These positive contributors were partially offset by the detracting effect of weak stock selection in the consumer discretionary sector. Having an underweight to the strongly performing information technology sector also dampened relative results. Specifically, the Fund did not own Apple or Facebook, each of which posted sizable double-digit gains during the semi-annual period. However, the Fund’s strategy is to invest lower on the capitalization spectrum. It does not typically invest in giant, mega-cap companies, with investment research and investment management firm Morningstar placing the Fund in its mid-cap growth category.
What were some of the Fund’s best-performing individual stocks?
Among the individual stocks that contributed most to the Fund’s relative results were weighing instruments manufacturer Mettler-Toledo International, a component of the health care sector, and India-based bank HDFC Bank, each of whose stocks were boosted to robust double-digit gains during the semi-annual period by stronger than expected operating performance. A position in C.R. Bard, which designs, manufactures, packages, distributes and sells medical, surgical, diagnostic and patient care devices, was also a top positive contributor to the Fund’s relative results, with its shares increasing on the back of a takeover offer from Becton Dickinson.
Which stocks detracted significantly from the Fund’s performance during the semi-annual period?
Two auto parts retailers within the consumer discretionary sector detracted most from the Fund’s performance during the semi-annual period—AutoZone and O’Reilly Automotive. Each of these company’s stocks experienced double-digit declines in part due to a potential future competitive threat from Amazon. Also, Acuity Brands, which designs, produces and distributes a full range of indoor and outdoor lighting and control systems for commercial and institutional, industrial, infrastructure and residential applications, detracted from the Fund’s results. Its shares declined during the semi-annual period on weaker than expected operating performance.

VALUE LINE PREMIER GROWTH FUND, INC.

How did the Fund use derivatives and similar instruments during the reporting period?
The Fund did not use derivatives during the reporting period.
Did the Fund make any significant purchases or sales during the semi-annual period?
During the semi-annual period, we established new, albeit modest, Fund positions in plastic products and containers manufacturer Berry Global Group and personal computer software and multi-media tools supplier Autodesk. In our view, each of these companies was showing good near- and long-term momentum in their operations and stock price.
Among the largest eliminations from the Fund’s portfolio were positions in physician management services provider Mednax and full service pharmacy benefit management and specialty managed care company Express Scripts. In each case, the exiting of the position from the Fund’s portfolio was due to weaker than expected operating results and what we believe are diminished long-term growth prospects.
Were there any notable changes in the Fund’s weightings during the six-month period?
There were no material changes in the Fund’s sector weightings during the six-month period ended June 30, 2017.
How was the Fund positioned relative to its benchmark index at the end of June 2017?
As of June 30, 2017, the Fund was overweighted relative to the S&P 500® Index in the industrials and materials sectors. The Fund was underweighted relative to the S&P 500® Index in the financials, consumer discretionary and information technology sectors. The Fund was rather neutrally weighted relative to the Index in the consumer staples, health care and real estate sectors and had no allocation at all to the energy, telecommunication services or utilities sectors on the same date.
What is your tactical view and strategy for the months ahead?
Regardless of market conditions, we intend to stay true to our time-tested investment discipline going forward, seeking to invest in companies that have demonstrated a solid history of consistent growth in both their earnings and stock price. In our view, these companies possess attractive portfolios of proprietary products and services that give them strong market positions and make them less vulnerable to swings in national and international economic conditions. At the same time, we believe the underlying stocks of these companies tend to be less volatile than the average stock in the S&P 500® Index. By maintaining our investment discipline, the Fund has historically provided a smoother ride to investors than its peer group averages. Putting aside short-term ebbs and flows in the equity market, we believe the Fund’s investments are likely to provide superior returns to our shareholders over the long term.

Value Line Premier Growth Fund, Inc.
Portfolio Highlights at June 30, 2017 (unaudited)

Ten Largest Holdings
Issue	Shares	Value	Percentage of Net Assets
Waste Connections, Inc.	173,700	$11,189,754	3.4%
Toro Co. (The)	158,600	10,989,394	3.3%
Mettler-Toledo International, Inc.	17,700	10,417,158	3.1%
IDEXX Laboratories, Inc.	57,400	9,265,508	2.8%
Roper Technologies, Inc.	39,000	9,029,670	2.7%
Fiserv, Inc.	68,400	8,368,056	2.5%
ANSYS, Inc.	61,600	7,495,488	2.3%
C.R. Bard, Inc.	22,600	7,144,086	2.2%
Henry Schein, Inc.	38,800	7,101,176	2.1%
MasterCard, Inc.	58,000	7,044,100	2.1%
Total			26.5%
Asset Allocation – Percentage of Net Assets

Sector Weightings – Percentage of Total Investment Securities*
*
Sector weightings exclude short-term investments.

Value Line Premier Growth Fund, Inc.
Schedule of Investments (unaudited)

Shares		Value
COMMON STOCKS (98.0%)
CONSUMER DISCRETIONARY (7.1%)
	DISTRIBUTION & WHOLESALE (1.1%)
112,000	LKQ Corp.*	$3,690,400
	RETAIL (6.0%)
7,400	AutoZone, Inc.*	4,221,404
20,000	Dollar Tree, Inc.*	1,398,400
16,200	Domino’s Pizza, Inc.	3,426,786
22,600	O’Reilly Automotive, Inc.*	4,943,524
80,600	TJX Companies, Inc. (The)	5,816,902
		19,807,016
		23,497,416
CONSUMER STAPLES (8.5%)
	AGRICULTURE (1.6%)
84,000	Reynolds American, Inc.	5,463,360
	BEVERAGES (0.6%)
42,600	Brown-Forman Corp. Class B	2,070,360
	FOOD (2.5%)
64,000	General Mills, Inc.	3,545,600
120,000	Hormel Foods Corp.(1)	4,093,200
5,000	McCormick & Co., Inc.	487,550
		8,126,350
	HOUSEHOLD PRODUCTS (2.5%)
134,800	Church & Dwight Co., Inc.	6,993,424
10,300	Spectrum Brands Holdings, Inc.(1)	1,287,912
		8,281,336
	RETAIL (1.3%)
26,000	Costco Wholesale Corp.	4,158,180
		28,099,586
FINANCIALS (5.7%)
	BANKS (2.0%)
75,500	HDFC Bank Ltd. ADR	6,566,235
	COMMERCIAL SERVICES (0.1%)
2,400	MarketAxess Holdings, Inc.	482,640
	INSURANCE (2.6%)
3,000	Alleghany Corp.*	1,784,400
45,000	Arch Capital Group, Ltd.*	4,198,050
1,800	Assurant, Inc.	186,642
14,000	Chubb, Ltd.	2,035,320
3,500	RenaissanceRe Holdings, Ltd.	486,675
		8,691,087
	REITS (1.0%)
23,200	Equity Lifestyle Properties, Inc. REIT	2,003,088
4,953	Essex Property Trust, Inc. REIT	1,274,258
		3,277,346
		19,017,308
Shares		Value
HEALTHCARE (16.9%)
	BIOTECHNOLOGY (2.5%)
33,800	Alexion Pharmaceuticals, Inc.*	$4,112,446
23,000	Illumina, Inc.*	3,990,960
		8,103,406
	ELECTRONICS (3.1%)
17,700	Mettler-Toledo International, Inc.*	10,417,158
	HEALTHCARE PRODUCTS (9.1%)
2,000	Align Technology, Inc.*	300,240
22,600	C.R. Bard, Inc.	7,144,086
61,000	Danaher Corp.	5,147,790
20,100	DENTSPLY SIRONA, Inc.	1,303,284
38,800	Henry Schein, Inc.*	7,101,176
57,400	IDEXX Laboratories, Inc.*	9,265,508
		30,262,084
	HEALTHCARE SERVICES (0.6%)
15,600	Universal Health Services, Inc. Class B.	1,904,448
	PHARMACEUTICALS (0.7%)
54,000	Novo Nordisk A/S ADR	2,316,060
	SOFTWARE (0.9%)
40,000	Cerner Corp.*	2,658,800
7,000	Veeva Systems, Inc. Class A*	429,170
		3,087,970
		56,091,126
INDUSTRIALS (32.9%)
	AEROSPACE & DEFENSE (6.2%)
20,000	General Dynamics Corp.	3,962,000
38,452	HEICO Corp.	2,762,392
15,800	Northrop Grumman Corp.	4,056,018
50,200	Teledyne Technologies, Inc.*	6,408,030
13,300	TransDigm Group, Inc.	3,575,971
		20,764,411
	BUILDING MATERIALS (0.5%)
26,600	Fortune Brands Home & Security, Inc.	1,735,384
	COMMERCIAL SERVICES (3.3%)
14,800	Equifax, Inc.	2,033,816
66,152	IHS Markit, Ltd.*	2,913,334
146,900	Rollins, Inc.	5,980,299
		10,927,449
	ELECTRICAL EQUIPMENT (4.0%)
25,300	Acuity Brands, Inc.(1)	5,142,984
103,750	AMETEK, Inc.	6,284,138
26,000	EnerSys	1,883,700
		13,310,822
Shares		Value
INDUSTRIALS (32.9%) (continued)
	ENVIRONMENTAL CONTROL (5.0%)
38,500	Republic Services, Inc.	$2,453,605
37,600	Stericycle, Inc.*	2,869,632
173,700	Waste Connections, Inc.	11,189,754
		16,512,991
	HAND & MACHINE TOOLS (1.7%)
11,119	Lincoln Electric Holdings, Inc.	1,023,949
28,500	Snap-on, Inc.	4,503,000
		5,526,949
	HOUSEWARES (3.3%)
158,600	Toro Co. (The)	10,989,394
	MACHINERY DIVERSIFIED (4.1%)
31,850	IDEX Corp.	3,599,368
8,000	Middleby Corp. (The)*	972,080
39,000	Roper Technologies, Inc.	9,029,670
		13,601,118
	MISCELLANEOUS MANUFACTURERS (1.0%)
20,600	AO Smith Corp.	1,160,398
12,500	AZZ, Inc.	697,500
16,000	Carlisle Companies, Inc.	1,526,400
		3,384,298
	TRANSPORTATION (3.8%)
62,800	Canadian National Railway Co.	5,089,940
33,000	J.B. Hunt Transport Services, Inc.	3,015,540
40,000	Union Pacific Corp.	4,356,400
4,000	XPO Logistics, Inc.*	258,520
		12,720,400
		109,473,216
INFORMATION TECHNOLOGY (17.3%)
	COMMERCIAL SERVICES (0.8%)
25,700	WEX, Inc.*	2,679,739
	COMPUTERS (1.8%)
44,000	Accenture PLC Class A	5,441,920
3,000	Check Point Software Technologies, Ltd.*	327,240
		5,769,160
	DIVERSIFIED FINANCIAL SERVICES (2.1%)
58,000	MasterCard, Inc. Class A	7,044,100
	ELECTRONICS (1.8%)
78,400	Amphenol Corp. Class A	5,787,488
7,000	Trimble, Inc.*	249,690
		6,037,178
	SOFTWARE (10.7%)
61,600	ANSYS, Inc.*	7,495,488
4,000	Autodesk, Inc.*	403,280

See Notes to Financial Statements.

June 30, 2017

Shares		Value
COMMON STOCKS (98.0%) (continued)
	SOFTWARE (10.7%) (continued)
1,600	Broadridge Financial Solutions, Inc.	$120,896
2,000	Fair Isaac Corp.	278,820
68,400	Fiserv, Inc.*	8,368,056
28,400	Intuit, Inc.	3,771,804
1,800	Jack Henry & Associates, Inc.	186,966
75,000	Salesforce.com, Inc.*	6,495,000
8,000	ServiceNow, Inc.*	848,000
3,500	Tyler Technologies, Inc.*	614,845
32,500	Ultimate Software Group, Inc. (The)(1)*	6,826,950
		35,410,105
	TELECOMMUNICATIONS (0.1%)
2,800	Arista Networks, Inc.*	419,412
		57,359,694
MATERIALS (7.2%)
	CHEMICALS (1.9%)
15,000	Air Products & Chemicals, Inc.	2,145,900
40,000	FMC Corp.	2,922,000
2,600	NewMarket Corp.	1,197,248
		6,265,148
	COMMERCIAL SERVICES (1.9%)
48,400	Ecolab, Inc.	6,425,100
Shares		Value
MATERIALS (7.2%) (continued)
	HOUSEWARES (0.5%)
20,200	Scotts Miracle-Gro Co. (The)	$1,807,092
	MISCELLANEOUS MANUFACTURERS (0.7%)
27,400	AptarGroup, Inc.	2,379,964
	PACKAGING & CONTAINERS (2.2%)
98,800	Ball Corp.	4,170,348
9,100	Berry Global Group, Inc.*	518,791
42,000	Crown Holdings, Inc.*	2,505,720
		7,194,859
		24,072,163
REAL ESTATE (1.4%)
	REITS (1.4%)
36,000	American Tower Corp. REIT	4,763,520
TELECOMMUNICATION SERVICES (1.0%)
	REITS (1.0%)
25,300	SBA Communications Corp. REIT*	3,412,970
TOTAL COMMON STOCKS (Cost $141,027,401) (98.0%)		325,786,999
SHORT-TERM INVESTMENTS (7.1%)
	MONEY MARKET FUNDS (7.1%)
6,453,053	State Street Institutional U.S. Government Money Market Fund, Premier Class	6,453,053
Shares		Value
	MONEY MARKET FUNDS (7.1%) (continued)
17,039,303	State Street Navigator Securities Lending Government Money Market Portfolio(2)	$17,039,303
TOTAL SHORT-TERM INVESTMENTS (Cost $23,492,356) (7.1%)		23,492,356
TOTAL INVESTMENT SECURITIES (Cost $164,519,757) (105.1%)		$349,279,355
EXCESS OF LIABILITIES OVER CASH AND OTHER ASSETS (-5.1%)		(16,932,241)
NET ASSETS (100%)		$332,347,114
*
Non-income producing.

(1)
A portion or all of the security was held on loan. As of June 30, 2017, the market value of the securities on loan was $16,824,547.

(2)
Securities with an aggregate market value of  $16,824,547 were out on loan in exchange for $17,039,303 of cash collateral as of June 30, 2017. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 1J in the Notes to Financial Statements.

ADR
American Depositary Receipt.

REIT
Real Estate Investment Trust.

The following table summarizes the inputs used to value the Fund’s investments in securities as of June 30, 2017 (See Note 1B):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$325,786,999	$—	$—	$325,786,999
Short-Term Investments	23,492,356	—	—	23,492,356
Total Investments in Securities	$349,279,355	$—	$—	$349,279,355
*
See Schedule of Investments for further classification.

See Notes to Financial Statements.

VALUE LINE MID CAP FOCUSED FUND, INC.

INVESTMENT OBJECTIVE AND STRATEGY (condensed) (unaudited)
The Fund’s sole investment objective is long-term growth of capital.
To achieve the Fund’s investment objective, the Adviser invests substantially all of the Fund’s net assets in common stocks. Under normal circumstances, the Adviser invests at least 80% of the Fund’s assets in common stocks and other equity securities of mid-sized companies (the “80% Policy”). The Fund considers companies to be mid-sized if they have market capitalizations between $3 billion and $20 billion at the time of purchase. The 80% policy can be changed without shareholder approval upon at least 60 days, prior written notice. Under normal circumstances, the Adviser expects that the Fund’s portfolio will generally consist of positions in 25 to 50 companies. The Fund is actively managed by the Adviser, which seeks to purchase mid-cap growth companies that have fundamentally strong market positions in growing industries that may enable those companies to increase future sales and earnings at an above average pace in the coming years. During the investment selection process, the Adviser performs fundamental and quantitative analysis on each company and utilizes the rankings of companies by the Value Line Timeliness™ Ranking System (the “Ranking System”) to assist in selecting securities for purchase. The Ranking System is a proprietary quantitative system that compares an estimate of the probable market performance of each stock within a universe during the next six to twelve months to that of all stocks within that universe and ranks stocks on a scale of 1 (highest) to 5 (lowest). The universe followed by the Ranking System consists of stocks of approximately 1,700 companies accounting for approximately 90% of the market capitalization of all stocks traded on the U.S. securities exchanges. All the stocks followed by the Ranking System are listed on U.S. stock exchanges or traded in the U.S. over-the-counter markets.
Manager Discussion of Fund Performance
Below, Fund portfolio manager Stephen E. Grant discusses the Fund’s performance and positioning for the six months ended June 30, 2017.
How did the Fund perform during the semi-annual period?
The Fund generated a total return of 12.11% during the six months ended June 30, 2017. This compares to the 9.34% return of the Fund’s benchmark, the S&P 500® Index, during the same semi-annual period.
What key factors were responsible for the Fund’s performance during the six-month reporting period?
The Fund outperformed the S&P 500® Index during the six-month reporting period, driven primarily by stock selection overall. Favorable sector allocation decisions also contributed positively.
Further, during the semi-annual period, growth-oriented stocks outpaced value-oriented stocks. Among value-oriented stocks, the energy and telecommunication services sectors of the S&P 500® Index were particularly lagging, each posting double-digit losses. These trends in the broad U.S. equity market boosted the Fund’s relative results, as the Fund, unlike the S&P 500® Index, leans more toward the growth end of the spectrum and owned no energy or telecommunication services stocks during the six-month reporting period.
We believe the Fund’s focused strategy or what we like to call our “Best Ideas” approach, implemented in late 2014, continued to demonstrate its effectiveness, as the Fund added to its strong track record during the semi-annual period.
Which equity market sectors most significantly affected Fund performance?
The Fund benefited most from having no allocation at all to either the energy or telecommunication services sectors, as each posted negative absolute returns during the semi-annual period. The Fund also enjoyed positive results in all sectors of the S&P 500® Index in which it was invested, except consumer discretionary. In particular, effective stock selection in the health care and industrials sectors boosted the Fund’s relative performance.
These positive contributors were partially offset by the detracting effect of weak stock selection in the consumer discretionary and consumer staples sectors.
What were some of the Fund’s best-performing individual stocks?
Among the individual stocks that contributed most to the Fund’s relative results were three health care-related companies—life science equipment provider Idexx Laboratories, weighing instruments manufacturer Mettler-Toledo International and medical device manufacturer C.R. Bard. The stocks of Idexx Laboratories and Mettler-Toledo were boosted to robust double-digit gains during the semi-annual period by strong operating performance. C.R. Bard saw its shares increase on the back of a takeover offer from Becton Dickinson.

Which stocks detracted significantly from the Fund’s performance during the semi-annual period?
During the semi-annual period, the Fund was hurt by its position in Advanced Auto Parts, whose stock experienced a double-digit decline, as the entire auto parts retailing industry fell under the shadow of Amazon, a potential future competitor in the field. Positions in Carlisle, which manufactures and distributes construction materials, transportation products and general industry products, and in Casey’s General Stores, which operates convenience stores in the U.S.’ midwest, also detracted from the Fund’s performance during the semi-annual period. Each of these companies’ stocks declined on weaker than expected operating performance.
How did the Fund use derivatives and similar instruments during the reporting period?
The Fund did not use derivatives during the reporting period.
Did the Fund make any significant purchases or sales during the semi-annual period?
During the semi-annual period, this focused Fund established new positions in two companies and sold two positions, keeping its total number of holdings in its portfolio to 40. New to the Fund during the semi-annual period were two insurance firms, Validus Holdings and American Financial Group, each of which has demonstrated a solid history of consistent earnings and stock price growth.
Eliminations from the Fund’s portfolio during the semi-annual period were meat and food products manufacturer Hormel Foods and payment processing and information management services provider to the U.S. commercial and government vehicle fleet industry Wex. In each case, we exited the position due to weaker than expected operating results and what we believe are diminished long-term growth prospects.
Were there any notable changes in the Fund’s weightings during the six-month period?
There were no material changes in the Fund’s sector weightings during the six-month period ended June 30, 2017.
How was the Fund positioned relative to its benchmark index at the end of June 2017?
As of June 30, 2017, the Fund was overweighted relative to the S&P 500® Index in the industrials, materials and consumer staples sectors. The Fund was underweighted relative to the S&P 500® Index in the financials and consumer discretionary sectors and was rather neutrally weighted relative to the Index in the information technology and health care sectors on the same date. On June 30, 2017, the Fund held no positions at all in the telecommunication services, energy, utilities or real estate sectors.
What is your tactical view and strategy for the months ahead?
Regardless of market conditions, we intend to stay true to our time-tested investment discipline going forward, seeking to invest in companies that have demonstrated a solid history of consistent growth in both their earnings and stock price. In our view, these companies possess attractive portfolios of proprietary products and services that give them strong market positions and make them less vulnerable to swings in national and international economic conditions. At the same time, we believe the underlying stocks of these companies tend to be less volatile than the average stock in the S&P 500® Index. By maintaining our investment discipline, the Fund has historically provided a smoother ride to investors than its peer group averages. Putting aside short-term ebbs and flows in the equity market, we believe the Fund’s investments are likely to provide superior returns to our shareholders over the long term.

Value Line Mid Cap Focused Fund, Inc.
Portfolio Highlights at June 30, 2017 (unaudited)

Ten Largest Holdings
Issue	Shares	Value	Percentage of Net Assets
IDEXX Laboratories, Inc.	42,400	$6,844,208	4.7%
Toro Co. (The)	85,600	5,931,224	4.0%
Waste Connections, Inc.	91,650	5,904,093	4.0%
Mettler-Toledo International, Inc.	9,900	5,826,546	3.9%
Rollins, Inc.	137,400	5,593,554	3.8%
Fiserv, Inc.	43,400	5,309,556	3.6%
Arch Capital Group, Ltd.	55,900	5,214,911	3.5%
C.R. Bard, Inc.	16,200	5,120,982	3.5%
Roper Technologies, Inc.	21,400	4,954,742	3.4%
Amphenol Corp.	62,100	4,584,222	3.1%
Total			37.5%
Asset Allocation – Percentage of Net Assets

Sector Weightings – Percentage of Total Investment Securities*
*
Sector weightings exclude short-term investments.

Value Line Mid Cap Focused Fund, Inc.
Schedule of Investments (unaudited)	June 30, 2017

Shares		Value
COMMON STOCKS (96.9%)
CONSUMER DISCRETIONARY (4.7%)
	DISTRIBUTION & WHOLESALE (1.6%)
72,800	LKQ Corp.*	$2,398,760
	RETAIL (3.1%)
12,200	Advance Auto Parts, Inc.	1,422,398
44,000	TJX Companies, Inc. (The)	3,175,480
		4,597,878
		6,996,638
CONSUMER STAPLES (10.3%)
	FOOD (5.0%)
31,000	J&J Snack Foods Corp.	4,094,170
33,100	McCormick & Co., Inc.	3,227,581
		7,321,751
	HOUSEHOLD PRODUCTS (3.0%)
80,000	Church & Dwight Co., Inc.	4,150,400
2,700	Spectrum Brands Holdings, Inc.(1)	337,608
		4,488,008
	RETAIL (2.3%)
31,800	Casey’s General Stores, Inc.(1)	3,406,098
		15,215,857
FINANCIALS (4.0%)
	INSURANCE (4.0%)
2,900	American Financial Group, Inc.	288,173
55,900	Arch Capital Group, Ltd. *	5,214,911
6,300	Validus Holdings, Ltd.	327,411
		5,830,495
HEALTHCARE (16.5%)
	ELECTRONICS (4.0%)
9,900	Mettler-Toledo International, Inc.*	5,826,546
	HEALTHCARE PRODUCTS (12.5%)
16,200	C.R. Bard, Inc.	5,120,982
26,700	Danaher Corp.	2,253,213
22,700	Henry Schein, Inc.*	4,154,554
42,400	IDEXX Laboratories, Inc.*	6,844,208
		18,372,957
		24,199,503
INDUSTRIALS (33.3%)
	AEROSPACE & DEFENSE (8.0%)
47,478	HEICO Corp.	3,410,820
Shares		Value
INDUSTRIALS (33.3%) (continued)
	AEROSPACE & DEFENSE (8.0%) (continued)
35,900	Teledyne Technologies, Inc.*	$4,582,635
14,100	TransDigm Group, Inc.	3,791,067
		11,784,522
	COMMERCIAL SERVICES (3.8%)
137,400	Rollins, Inc.	5,593,554
	ELECTRICAL EQUIPMENT (2.4%)
56,750	AMETEK, Inc.	3,437,347
	ENVIRONMENTAL CONTROL (5.4%)
26,800	Stericycle, Inc.*	2,045,376
91,650	Waste Connections, Inc.	5,904,093
		7,949,469
	HAND & MACHINE TOOLS (2.3%)
21,400	Snap-on, Inc.	3,381,200
	HOUSEWARES (4.0%)
85,600	Toro Co. (The)	5,931,224
	MACHINERY DIVERSIFIED (5.6%)
26,800	Middleby Corp. (The)*	3,256,468
21,400	Roper Technologies, Inc.	4,954,742
		8,211,210
	MISCELLANEOUS MANUFACTURERS (1.8%)
27,500	Carlisle Companies, Inc.	2,623,500
		48,912,026
INFORMATION TECHNOLOGY (23.8%)
	COMMERCIAL SERVICES (2.9%)
34,400	Gartner, Inc.*	4,248,744
	COMPUTERS (1.1%)
30,000	CGI Group, Inc. Class A*(1)	1,532,100
	ELECTRONICS (3.1%)
62,100	Amphenol Corp. Class A	4,584,222
	SOFTWARE (16.7%)
36,200	ANSYS, Inc.*	4,404,816
43,400	Fiserv, Inc.*	5,309,556
37,800	Jack Henry & Associates, Inc.	3,926,286
98,800	Open Text Corp.(1)	3,116,152
20,600	Tyler Technologies, Inc.*	3,618,802
Shares		Value
INFORMATION TECHNOLOGY (23.8%) (continued)
	SOFTWARE (16.7%) (continued)
20,100	Ultimate Software Group, Inc. (The)(1)*	$4,222,206
		24,597,818
		34,962,884
MATERIALS (4.3%)
	COMMERCIAL SERVICES (2.3%)
26,000	Ecolab, Inc.	3,451,500
	PACKAGING & CONTAINERS (2.0%)
68,800	Ball Corp.	2,904,048
		6,355,548
TOTAL COMMON STOCKS (Cost $89,815,763) (96.9%)		142,472,951
SHORT-TERM INVESTMENTS (7.3%)
	MONEY MARKET FUNDS (7.3%)
4,580,198	State Street Institutional U.S. Government Money Market Fund, Premier Class	4,580,198
6,119,981	State Street Navigator Securities Lending Government Money Market Portfolio(2)	6,119,981
TOTAL SHORT-TERM INVESTMENTS (Cost $10,700,179) (7.3%)		10,700,179
TOTAL INVESTMENT SECURITIES (Cost $100,515,942) (104.2%)		$153,173,130
EXCESS OF LIABILITIES OVER CASH AND OTHER ASSETS (-4.2%)		(6,186,034)
NET ASSETS (100%)		$146,987,096
*
Non-income producing.

(1)
A portion or all of the security was held on loan. As of June 30, 2017, the market value of the securities on loan was $6,014,624.

(2)
Securities with an aggregate market value of  $6,014,624 were out on loan in exchange for $6,119,981 of cash collateral as of June 30, 2017. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 1J in the Notes to Financial Statements.

See Notes to Financial Statements.

Value Line Mid Cap Focused Fund, Inc.
Schedule of Investments (unaudited) (continued)

The following table summarizes the inputs used to value the Fund’s investments in securities as of June 30, 2017 (See Note 1B):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$142,472,951	$—	$—	$142,472,951
Short-Term Investments	10,700,179	—	—	10,700,179
Total Investments in Securities	$153,173,130	$—	$—	$153,173,130
*
See Schedule of Investments for further classification.

See Notes to Financial Statements.

VALUE LINE INCOME AND GROWTH FUND, INC.

INVESTMENT OBJECTIVE AND STRATEGY (condensed) (unaudited)
The Fund’s investment objective is income, as high and dependable as is consistent with reasonable risk, and capital growth to increase total return.
To achieve the Fund’s goals, the Adviser invests not less than 70% of the Fund’s net assets in common or preferred stocks or securities convertible into common stock which may or may not pay dividends. The balance of the Fund’s net assets are primarily invested in U.S. government securities, investment grade debt securities rated at the time of purchase from the highest (AAA) to medium (BBB) quality, other fixed income securities or cash equivalents. The Fund is actively managed by the Adviser, which seeks to purchase companies that have fundamentally strong market positions in growing industries that may enable those companies to increase future sales and earnings at an above average pace in the coming years. During the investment selection process, the Adviser performs fundamental and quantitative analysis on each company and utilizes the rankings of companies by the Value Line Timeliness™ Ranking System or the Value Line Performance™ Ranking System (the “Ranking Systems”) to assist in selecting securities for purchase or sale. The Ranking Systems are proprietary quantitative systems that compare an estimate of the probable market performance of each stock within a universe during the next six to twelve months to that of all stocks within that universe and ranks stocks on a scale of 1 (highest) to 5 (lowest). The universe consists of approximately 1,700 stocks of large-, mid- and small-market capitalization companies for the Value Line Timeliness Ranking System and approximately 2,900 stocks of smaller and mid-sized capitalization companies for the Value Line Performance Ranking System.
Manager Discussion of Fund Performance
Below, Fund portfolio managers Cindy Starke and Liane Rosenberg discuss the Fund’s performance and positioning for the six months ended June 30, 2017.
How did the Fund perform during the semi-annual period?
The Fund’s Investor Class generated a total return of 14.29% during the six months ended June 30, 2017. This compares to the 6.51% return of the Fund’s blended benchmark, comprised 60% of the S&P 500® Index and 40% of the Bloomberg Barclays U.S. Aggregate Bond Index (the Bloomberg Barclays Index), during the same semi-annual period.
What key factors were responsible for the Fund’s performance during the six-month reporting period?
The Fund significantly outperformed its blended benchmark, driven by effective asset allocation as well as by strong performance by both the equity and fixed income portions of the Fund, which outpaced the S&P 500® Index and the Bloomberg Barclays Index, respectively during the six-month reporting period.
Asset allocation overall contributed positively to the Fund’s relative performance. Its overweight to equities and underweight to fixed income, relative to the blended benchmark, helped, as equities significantly outperformed fixed income during the semi-annual period. U.S. equities, as measured by the S&P 500® Index, were up 9.34% during the semi-annual period, and bonds, as measured by the Bloomberg Barclays Index, posted a return of 2.27%.
Both stock selection and sector allocation contributed positively to the equity portion of the Fund’s results. The equity portion of the Fund was invested primarily in large-cap growth stocks. Growth stocks outpaced value stocks during the semi-annual period across the capitalization spectrum, and large-cap growth stocks were the strongest performing segment in the U.S. equity market.
Which equity market sectors most significantly affected Fund performance?
The equity portion of the Fund benefited most from effective stock selection in and having overweighted allocations to the information technology and health care sectors, which were the two best performing sectors in the S&P 500® Index during the semi-annual period. To a lesser degree, stock selection in financials and having no exposure to telecommunication services, which was the second weakest sector in the S&P 500® Index during the semi-annual period, also boosted the equity portion of the Fund’s relative results.
The only two sectors to detract from the equity portion of the Fund’s relative results during the semi-annual period were energy and industrials. The energy sector was the worst performing sector in the S&P 500® Index during the semi-annual period, pressured by supply and demand market dynamics that negatively affected oil and gas prices. The equity portion of the Fund was prudently underweight the poorly performing sector but this was more than offset by weak stock selection amongst energy stocks. In industrials, our stock selection contributed positively but was more than offset by being underweighted the strongly performing sector.

VALUE LINE INCOME AND GROWTH FUND, INC.
(continued)

What were some of the Fund’s best-performing individual stocks?
Contributing most to the equity portion of the Fund’s relative results were software gaming company Activision Blizzard, biotechnology company Vertex Pharmaceuticals and information technology software and services company Mobileye.
Shares of Activision Blizzard rose significantly during the semi-annual period. The company had ended 2016 strongly and delivered first quarter 2017 results above market expectations. Its performance highlighted the company’s portfolio and pipeline of games, which have been attracting a large audience. As of its 2016 fiscal year-end, Activision Blizzard had approximately 450 million monthly average users of its games. Further, effective execution and digital transformation helped the company’s operating margins during the semi-annual period. Vertex Pharmaceuticals also saw its shares gain substantially during the semi-annual period, supported by positive data from two Phase III studies combining Kalydeco and Tezacaftor for patients with cystic fibrosis. The anticipated approval of this two-drug combination in 2018 could expand the size of the treatable patient population of Vertex Pharmaceuticals’ cystic fibrosis franchise. Mobileye provides image sensing and processing technology for automotive applications. Its stock surged during the semi-annual period, benefiting from strong execution and its dominant position in the rapidly growing autonomous driving vehicle market. In March 2017, Mobileye and Intel announced an agreement under which Intel would acquire Mobileye for approximately $15 billion, about a 35% premium to Mobileye’s prior day closing price. We trimmed the Fund’s positions in Activision Blizzard and Vertex Pharmaceuticals on strength by the end of the semi-annual period and liquidated the Fund’s position in Mobileye following its acquisition announcement.
Which stocks detracted significantly from the Fund’s performance during the semi-annual period?
During the semi-annual period, the stocks that detracted most from the equity portion of the Fund’s performance were oil and gas exploration and production company Anadarko Petroleum, specialty retailer Urban Outfitters and Internet radio provider Pandora Media.
Shares of Anadarko Petroleum fell significantly during the semi-annual period, driven down by a combination of the declines in oil and gas prices and by a tragic explosion that occurred in Firestone, Colorado in April 2017. Oil prices were pressured by signs of a global oil glut, which might keep prices lower for longer than expected. Shares of Urban Outfitters declined significantly during the semi-annual period, pressured by disappointing same-store sales. Pandora Media saw its shares decline on a disappointing outlook, a decrease in active listeners and management turnover. Pandora Media experienced strategic investments from private equity firm KKR during the semi-annual period, followed by radio company Sirius XM, a subsidiary of Liberty Media, taking the prospects of a takeover less likely in the near term. We saw weakening in each of these companies’ stocks as opportunities to add to the Fund’s positions in each.
Did the equity portion of the Fund make any significant purchases or sales?
We initiated a Fund position in Kite Pharma, which, in our view, is one of the few pure-play companies involved in cellular-based immunotherapy that could transform cancer treatment and become a main therapy, like chemotherapy. The company has a first mover advantage, and it has benefited from strong early data from its ZUMA-1 study, the first multicenter trial of CAR-T cell therapy in patients with lymphoma. (CAR-T cell therapy is a type of treatment in which a patient’s T cells, a type of immune system cell, are changed in the laboratory so they will attack cancer cells.) We believe upcoming catalysts for the company include commercial launch of this therapy, following its Prescription Drug User Fee Act date in the fourth quarter of 2017, the deadline by which the Food and Drug Administration (“FDA”) must review the company’s application.
We established a Fund position in Exact Sciences, a company focused on the detection and prevention of early-stage cancer. Its noninvasive stool-based DNA screening test Cologuard detects colon cancer and pre-cancer, a test approved by the FDA in 2014. After several years, it appears to us that the company is close to establishing Cologuard as a standard of care in the U.S., as it has secured coverage with all major insurance payers. We are optimistic on the long-term potential of Cologuard as a game-changing alternative for colon cancer screening, addressing a potentially large market.
We initiated a Fund position in ServiceNow, a leading provider of cloud solutions to enterprises for improved business automation. ServiceNow pioneered the use of the cloud to deliver IT service management applications, and it has been expanding beyond its core market. ServiceNow recently hired John Donohoe as its Chief Executive Officer (“CEO”), and we believe his experience running large enterprises, including the role of CEO of eBay, should be an asset. We believe ServiceNow should be well positioned to gain market share while also expanding its market opportunity, which should, in our view, lead to ongoing sales and earnings growth.
In addition to the sale of Mobileye mentioned earlier, we sold the Fund’s position in Synchrony Financial, the largest provider of private label credit cards in the U.S. and a leader in consumer financing. We sold the position as the company’s performance suffered from deteriorating credit trends, including anticipation of a higher loan charge-off rate. (Charge-off rate is the percentage representing that amount of debt that a company believes it will never collect.)
We exited the Fund’s position in medical services provider Zeltiq Aesthetics following an announcement of its acquisition by Allergan. The transaction valued Zeltiq Aesthetics at approximately $2.5 billion. We opted to sell the position, taking profits.

We eliminated the Fund’s position in Akamai Technologies, a global leader in content delivery network services to make the Internet more fast, reliable and secure. Despite Akamai’s dominant position in its field, trends toward in-house solutions have negatively impacted the company’s results and visibility. This more competitive environment prompted us to sell the position, as we felt earnings growth could potentially slow.
Were there any notable changes in the equity portion of the Fund’s weightings during the six-month period?
During the semi-annual period, the Fund’s allocation to the health care sector increased relative to the S&P 500® Index, and its relative positions in the consumer discretionary, financials and materials sectors decreased.
How was the equity portion of the Fund positioned relative to its benchmark index at the end of June 2017?
As of June 30, 2017, the Fund was overweighted relative to the S&P 500® Index in the health care, information technology and consumer discretionary sectors. The Fund was underweighted relative to the S&P 500® Index in the industrials, consumer staples, financials, real estate and energy sectors on the same date. The Fund had no exposure to the utilities, telecommunication services and materials sectors at the end of June 2017.
What was the duration strategy of the fixed income portion of the Fund?
Duration positioning in the fixed income portion of the Fund had a rather neutral effect on its performance relative to the Bloomberg Barclays Index during the semi-annual period. We kept the Fund’s duration approximately 0.25 years shorter than that of the Bloomberg Barclays Index in anticipation of higher interest rates. While interest rates did rise, the Fund’s modest deviation in duration from that of the Bloomberg Barclays Index resulted in a rather neutral impact. Duration is a measure of the fixed income portion of the Fund’s sensitivity to changes in interest rates.
Yield curve positioning detracted from the fixed income portion of the Fund’s performance during the semi-annual period. The fixed income portion of the Fund was modestly underweight the long-term end of the yield curve, or spectrum of maturities, during the semi-annual period. This dampened relative results, as this segment of the yield curve, i.e. securities with maturities of 10 years or more, was the strongest during the semi-annual period.
Which fixed income market segments most significantly affected Fund performance?
On the positive side, an overweighted allocation relative to the Bloomberg Barclays Index in corporate bonds and a corresponding underweighted allocation to U.S. Treasuries and mortgage-backed securities, added value. Corporate bonds outperformed lower risk securities given the “risk on” environment that dominated during the semi-annual period. Within the corporate bond sector, having exposure to high yield corporate bonds, which are not a component of the Bloomberg Barclays Index, proved beneficial, as this sector posted strong total returns that significantly outpaced the Bloomberg Barclays Index during the semi-annual period. Among investment grade corporate bonds, issue selection within the energy industry, proved beneficial. Increasing the fixed income portion of the Fund’s exposure to sovereign credits, which performed well, also contributed positively to results.
Conversely, while having exposure to the high yield corporate bond sector and having an underweight to U.S. Treasuries overall proved prudent, positioning within each of these sectors detracted. More specifically, within the high yield corporate bond sector, the fixed income portion of the Fund had an emphasis on higher quality BB-rated issues. However, during the semi-annual period, lower quality CCC-rated issues significantly outperformed BB-rated debt. Within the U.S. Treasury sector, the fixed income portion of the Fund had a modest underweight to long-dated securities, which were the best performers along the maturity spectrum during the semi-annual period, and thus such positioning hurt. From an issue selection perspective, two retail holdings within the investment grade corporate bond sector—Nordstrom and Kroger—detracted, each posting disappointing returns.
Were there any notable changes in the fixed income portion of the Fund’s weightings during the six-month period?
We increased the fixed income portion of the Fund’s exposure to investment grade and high yield corporate bonds and reduced its allocation to U.S. Treasuries during the semi-annual period, as we believed that spread product, or non-U.S. Treasury sectors, would continue to perform well amidst still-low levels of interest rates. Also, we believed we would see heightened U.S. inflation due to job growth and accordingly reduced the fixed income portion of the Fund’s exposure to the long-term end of the U.S. Treasury yield curve. The increased exposure to risk assets proved beneficial; the reduction to the long-term end of the yield

VALUE LINE INCOME AND GROWTH FUND, INC.
(continued)

curve did not. Also, while turnover within the fixed income portion of the Fund’s portfolio was modest during the semi-annual period, we did add several new sovereign debt issues based on improving fundamentals. These included credits issued by the governments of Peru, Panama and Indonesia. Each of these holdings were positive performers for the fixed income portion of the Fund during the semi-annual period.
How was the fixed income portion of the Fund positioned relative to its benchmark index at the end of June 2017?
At the end of June 2017, the fixed income portion of the Fund remained overweight relative to the Bloomberg Barclays Index in spread, or non-U.S. Treasury, sectors. The fixed income portion of the Fund was overweight the investment grade corporate bond sector and maintained exposure to the high yield corporate bond sector. The fixed income portion of the Fund was also overweight taxable municipal bonds. The fixed income portion of the Fund remained underweight relative to the Bloomberg Barclays Index in U.S. Treasuries and agency securities given our focus on enhancing investment income and rather neutrally weighted to the Bloomberg Barclays Index in securitized products, including asset-backed securities and mortgage-backed securities.
How did the Fund’s overall asset allocation shift from beginning to end of the semi-annual period?
At the end of December 2016, the Fund had a weighting of approximately 84% in stocks, 15% in fixed income securities and 1% in cash equivalents. At June 30, 2017, the Fund had a weighting of approximately 84.4% in stocks, 12.4% in fixed income securities and 3.2% in cash equivalents.
How did the Fund use derivatives and similar instruments during the reporting period?
The equity portion of the Fund did not use derivatives during the reporting period. The fixed income portion of the Fund used a basket of 10-year government bond futures from the U.S., U.K., Germany and Japan in an effort to provide greater flexibility and liquidity in taking positions on market direction rather than owning the underlying instruments, i.e., the 10-year government bonds, themselves. The strategy is to trade the positions based upon our outlook for the direction of prices for the underlying instruments. All or only some of the four countries’ futures contracts may be held at any time. The purpose of utilizing these futures contracts is to enhance total return through liquid, low cost instruments. For the semi-annual period as a whole, the implementation of the futures trading program was neutral to the fixed income portion of the Fund’s performance.
What is your tactical view and strategy for the months ahead?
At the end of June 2017, it was our view that earnings growth for the companies in the S&P 500® Index were improving and, on average, were estimated to accelerate to a double-digit growth pace in 2017 and 2018 from a relatively flat growth rate in 2016. We believe that earnings growth is one of the primary drivers of share prices over the long term and that this estimated increase in earnings is encouraging, potentially supporting higher equity prices going forward. Further, we believe this earnings growth potential is supported by a demand outlook that is improving as well as by estimates for revenue growth in the mid-single digit range for 2017 and 2018.
Overall, we feel the U.S. economic outlook is healthy enough, with GDP expected to remain between 2% and 3% in 2017, as compared to 2.1% in 2016. Considering the Fed’s forecasted core inflation rate of 1.7% in 2017, below its target of 2.0%, many investors are anticipating a slower rise in interest rates. If this scenario materializes as expected, it could be supportive of equities. We must note that the potential for more pro-growth-oriented policies being proposed by the current Administration, especially lower corporate and individual tax rates, remains a potential positive development for many of the companies in the Fund’s portfolio, though the timing and details of these proposed policies remained uncertain at the end of the semi-annual period.
With short-term interest rates and inflation still low by historical stands and with the Fed still endorsing a conservative path of interest rate increases, we believe there are many stocks that offer attractive dividend income and capital appreciation potential. Thus, we intend to continue to build and own a diversified equity portfolio of high quality companies with good balance sheets and the ability to grow their sales and earnings at a faster pace than their peers. We also intend to continue to monitor closely the pace of U.S. and global economic growth, the job market and the inflation rate, as these factors, along with potential changes to the Fed’s stance on the economy and its path for raising interest rates, are likely to impact the Fund’s equity holdings. At the end of the semi-annual period, we remained comfortable with the Fund’s underweighted allocation to fixed income, as we saw better return potential in equities, especially in a rising interest rate environment. As always, our goal is to preserve capital in the near term while generating solid total return (i.e., income plus capital appreciation) over the long term and across economic cycles. Any marked change in the U.S. economy to either faster or slower growth may influence our tactical view and influence our asset allocation and sector exposure going forward.

Value Line Income and Growth Fund, Inc.
Portfolio Highlights at June 30, 2017 (unaudited)

Ten Largest Holdings
Issue	Shares	Value	Percentage of Net Assets
Alexion Pharmaceuticals, Inc.	152,000	$18,493,840	5.0%
Activision Blizzard, Inc.	205,000	11,801,850	3.2%
Celgene Corp.	88,000	11,428,560	3.1%
Facebook, Inc.	68,000	10,266,640	2.8%
Alphabet, Inc.	11,000	10,226,480	2.8%
Visa, Inc.	90,000	8,440,200	2.3%
Bank of America Corp.	320,000	7,763,200	2.1%
JPMorgan Chase & Co.	82,000	7,494,800	2.1%
Vertex Pharmaceuticals, Inc.	58,000	7,474,460	2.0%
Citigroup, Inc.	106,000	7,089,280	1.9%
Total			27.3%
Asset Allocation – Percentage of Net Assets

Sector Weightings – Percentage of Total Investment Securities*
*
Sector weightings exclude short-term investments.

Value Line Income and Growth Fund, Inc.
Schedule of Investments (unaudited)

Shares		Value
COMMON STOCKS (84.4%)
CONSUMER DISCRETIONARY (14.4%)
	APPAREL (1.5%)
50,000	NIKE, Inc. Class B	$2,950,000
45,000	VF Corp.	2,592,000
		5,542,000
	ENTERTAINMENT (3.2%)
120,000	Lions Gate Entertainment Corp. Class A(1)	3,386,400
40,000	Six Flags Entertainment Corp.	2,384,400
30,000	Vail Resorts, Inc.	6,084,900
		11,855,700
	HOME BUILDERS (0.8%)
78,000	Toll Brothers, Inc.	3,081,780
	INTERNET (3.7%)
6,500	Amazon.com, Inc.*	6,292,000
21,000	Expedia, Inc.	3,127,950
28,000	Netflix, Inc.*	4,183,480
		13,603,430
	MEDIA (1.7%)
72,000	Comcast Corp. Class A	2,802,240
31,000	Walt Disney Co. (The)	3,293,750
		6,095,990
	RETAIL (3.5%)
20,000	Home Depot, Inc.	3,068,000
80,000	Starbucks Corp.	4,664,800
40,000	TJX Companies, Inc. (The)	2,886,800
120,000	Urban Outfitters, Inc.(1)*	2,224,800
		12,844,400
		53,023,300
CONSUMER STAPLES (2.5%)
	BEVERAGES (1.7%)
17,000	Constellation Brands, Inc. Class A	3,293,410
60,000	Monster Beverage Corp.*	2,980,800
		6,274,210
	COSMETICS & PERSONAL CARE (0.8%)
31,000	Estee Lauder Companies, Inc. (The) Class A	2,975,380
		9,249,590
ENERGY (4.1%)
	OIL & GAS (4.1%)
85,000	Anadarko Petroleum Corp.	3,853,900
37,000	Diamondback Energy, Inc.*	3,285,970
Shares		Value
ENERGY (4.1%) (continued)
	OIL & GAS (4.1%) (continued)
25,000	Pioneer Natural Resources Co.	$3,989,500
59,000	Schlumberger Ltd.	3,884,560
		15,013,930
FINANCIALS (11.2%)
	BANKS (6.1%)
320,000	Bank of America Corp.	7,763,200
106,000	Citigroup, Inc.	7,089,280
82,000	JPMorgan Chase & Co.	7,494,800
		22,347,280
	DIVERSIFIED FINANCIAL SERVICES (5.1%)
7,300	BlackRock, Inc.	3,083,593
210,000	Blackstone Group L.P. (The)	7,003,500
110,000	Charles Schwab Corp. (The)	4,725,600
113,000	Invesco Ltd.	3,976,470
		18,789,163
		41,136,443
HEALTHCARE (25.7%)
	BIOTECHNOLOGY (15.5%)
152,000	Alexion Pharmaceuticals, Inc.*	18,493,840
15,000	Biogen, Inc.*	4,070,400
47,000	BioMarin Pharmaceutical, Inc.*	4,268,540
88,000	Celgene Corp.*	11,428,560
107,000	Exact Sciences Corp.(1)*	3,784,590
26,000	Intercept Pharmaceuticals, Inc.(1)*	3,147,820
41,000	Kite Pharma, Inc.(1)*	4,250,470
58,000	Vertex Pharmaceuticals, Inc.*	7,474,460
		56,918,680
	HEALTHCARE PRODUCTS (3.5%)
56,000	Edwards Lifesciences Corp.*	6,621,440
35,000	Medtronic PLC	3,106,250
45,000	Nevro Corp.(1)*	3,349,350
		13,077,040
	PHARMACEUTICALS (5.6%)
13,000	Allergan PLC	3,160,170
42,000	DexCom, Inc.(1)*	3,072,300
44,000	Jazz Pharmaceuticals PLC*	6,842,000
130,000	Pfizer, Inc.	4,366,700
52,000	Zoetis, Inc.	3,243,760
		20,684,930
Shares		Value
HEALTHCARE (25.7%) (continued)
	SOFTWARE (1.1%)
52,000	Medidata Solutions, Inc.*	$4,066,400
		94,747,050
INDUSTRIALS (0.8%)
	AIRLINES (0.8%)
53,000	Delta Air Lines, Inc.	2,848,220
INFORMATION TECHNOLOGY (24.3%)
	COMMERCIAL SERVICES (1.3%)
90,000	PayPal Holdings, Inc.*	4,830,300
	COMPUTERS (1.3%)
34,000	Apple, Inc.	4,896,680
	DIVERSIFIED FINANCIAL SERVICES (2.3%)
90,000	Visa, Inc. Class A	8,440,200
	INTERNET (9.9%)
33,000	Alibaba Group Holding, Ltd. ADR*	4,649,700
11,000	Alphabet, Inc. Class A*	10,226,480
68,000	Facebook, Inc. Class A*	10,266,640
96,000	GrubHub, Inc.(1)*	4,185,600
340,000	Pandora Media, Inc.(1)*	3,032,800
150,000	Zendesk, Inc.*	4,167,000
		36,528,220
	SEMICONDUCTORS (2.4%)
25,000	BROADCOM, Ltd.	5,826,250
83,000	Intel Corp.	2,800,420
		8,626,670
	SOFTWARE (6.3%)
205,000	Activision Blizzard, Inc.	11,801,850
26,000	Adobe Systems, Inc.*	3,677,440
39,000	Salesforce.com, Inc.*	3,377,400
41,000	ServiceNow, Inc.*	4,346,000
		23,202,690
	TELECOMMUNICATIONS (0.8%)
90,000	Cisco Systems, Inc.	2,817,000
		89,341,760
REAL ESTATE (1.4%)
	REITS (1.4%)
24,000	American Tower Corp. REIT	3,175,680
28,000	Lamar Advertising Co. REIT Class A	2,059,960
		5,235,640
TOTAL COMMON STOCKS (Cost $253,687,814) (84.4%)		310,595,933

See Notes to Financial Statements.

June 30, 2017

Principal Amount		Value
ASSET-BACKED SECURITIES (0.4%)
$11,815	Capital Auto Receivables Asset Trust, Series 2014-3, Class A3, 1.48%, 11/20/18	$11,814
250,000	CarMax Auto Owner Trust, Series 2015-1, Class A4, 1.83%, 7/15/20	250,353
150,000	CarMax Auto Owner Trust, Series 2015-4, Class A3, 1.56%, 11/16/20	149,866
100,000	Citibank Credit Card Issuance Trust, Series 2014-A8, Class A8, 1.73%, 4/9/20	100,214
150,000	Citibank Credit Card Issuance Trust, Series 2014-A1, Class A1, 2.88%, 1/23/23	154,513
250,000	Ford Credit Auto Owner Trust/Ford Credit, Series 2014-1, Class A, 2.26%, 11/15/25(2)	252,294
250,000	GMF Floorplan Owner Revolving Trust, Series 2016-1, Class B, 2.41%, 5/17/21(2)	251,505
100,000	Synchrony Credit Card Master Note Trust, Series 2012-2, Class A, 2.22%, 1/15/22	100,747
100,000	Synchrony Credit Card Master Note Trust, Series 2015-1, Class A, 2.37%, 3/15/23	100,995
TOTAL ASSET-BACKED SECURITIES (Cost $1,377,270) (0.4%)		1,372,301
COMMERCIAL MORTGAGE-BACKED SECURITIES (0.9%)
89,232	Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW17, Class A4, 5.69%, 6/11/50(3)	89,573
100,000	COMM Mortgage Trust, Series 2014-UBS2, Class AM, 4.20%, 3/10/47	105,601
Principal Amount		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (0.9%) (continued)
$94,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K715, Class A2, 2.86%, 1/25/21	$96,627
250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K033, Class A2, 3.06%, 7/25/23(3)	258,760
250,000	FREMF Mortgage Trust, Series 2013-K24, Class B, 3.62%, 11/25/45(2)(3)	258,107
59,835	FREMF Mortgage Trust, Series 2013-KF02, Class B, 4.00%, 12/25/45(2)(3)	60,817
120,000	FREMF Mortgage Trust, Series 2013-K713, Class B, 3.27%, 4/25/46(2)(3)	122,239
250,000	FREMF Mortgage Trust, Series 2014-K717, Class B, 3.75%, 11/25/47(2)(3)	255,892
200,113	GNMA, Series 2013-12, Class AB, 1.83%, 11/16/52	192,619
250,000	GNMA, Series 2013-12, Class B, 2.15%, 11/16/52(3)	237,489
245,476	GS Mortgage Securities Trust, Series 2012-GCJ7, Class A4, 3.38%, 5/10/45	255,218
100,000	Morgan Stanley Capital I Trust, Series 2012-C4, Class A4, 3.24%, 3/15/45	103,011
122,041	Thornburg Mortgage Securities Trust, Series 2005-1, Class A3, 3.11%, 4/25/45(3)	122,356
250,000	UBS-Barclays Commercial Mortgage Trust, Series 2012-C4, Class A5, 2.85%, 12/10/45	252,103
385,000	UBS-Barclays Commercial Mortgage Trust, Series 2013-C5, Class A4, 3.18%, 3/10/46	393,821
Principal Amount		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (0.9%) (continued)
$150,000	Wells Fargo Commercial Mortgage Trust, Series 2015-C26, Class A2, 2.66%, 2/15/48	$152,220
200,000	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS1, Class A2, 2.63%, 5/15/48	202,564
100,000	Wells Fargo Commercial Mortgage Trust, Series 2015-C29, Class ASB, 3.40%, 6/15/48	104,178
200,000	WFRBS Commercial Mortgage Trust, Series 2011-C5, Class A4, 3.67%, 11/15/44	209,859
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $3,530,206) (0.9%)		3,473,054
CORPORATE BONDS & NOTES (6.2%)
BASIC MATERIALS (0.2%)
	CHEMICALS (0.1%)
225,000	Celanese U.S. Holdings LLC Guaranteed Notes	242,362
200,000	LYB International Finance B.V. Guaranteed Notes	211,896
		454,258
	IRON & STEEL (0.0%)
100,000	Vale Overseas, Ltd. Guaranteed Notes	101,780
	MINING (0.1%)
150,000	Glencore Funding LLC Guaranteed Notes(2)	153,913
		709,951
COMMUNICATIONS (0.7%)
	INTERNET (0.2%)
100,000	Alibaba Group Holding, Ltd. Senior Unsecured Notes	103,170
225,000	Amazon.com, Inc. Senior Unsecured Notes	259,020
150,000	Expedia, Inc. Guaranteed Notes	157,852
150,000	Netflix, Inc. Senior Unsecured Notes	163,688
		683,730

See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

Principal Amount		Value
CORPORATE BONDS & NOTES (6.2%) (continued)
COMMUNICATIONS (0.7%) (continued)
	MEDIA (0.4%)
$200,000	CBS Corp. Guaranteed Notes	$205,228
125,000	Charter Communications Operating LLC/ Charter Communications Operating Capital Senior Secured Notes	135,040
150,000	Comcast Corp. Guaranteed Notes	199,588
250,000	DIRECTV Holdings LLC/DIRECTV Financing Co., Inc. Guaranteed Notes	258,758
150,000	Discovery Communications LLC Guaranteed Notes	158,997
200,000	Scripps Networks Interactive, Inc. Senior Unsecured Notes	202,343
100,000	Time Warner, Inc. Guaranteed Notes	99,773
100,000	Time Warner, Inc. Guaranteed Notes	100,676
		1,360,403
	TELECOMMUNICATIONS (0.1%)
150,000	AT&T, Inc. Senior Unsecured Notes	153,391
250,000	Telefonica Emisiones SAU Guaranteed Notes	268,606
100,000	Verizon Communications, Inc. Senior Unsecured Notes	98,021
		520,018
		2,564,151
CONSUMER, CYCLICAL (0.7%)
	AUTO MANUFACTURERS (0.2%)
300,000	Ford Motor Credit Co. LLC Senior Unsecured Notes	300,945
200,000	General Motors Financial Co., Inc. Guaranteed Notes	203,430
125,000	General Motors Financial Co., Inc. Guaranteed Notes	127,494
100,000	Nissan Motor Acceptance Corp. Senior Unsecured Notes(2)	100,540
		732,409
Principal Amount		Value
CONSUMER, CYCLICAL (0.7%) (continued)
	AUTO PARTS & EQUIPMENT (0.1%)
$175,000	Goodyear Tire & Rubber Co. (The) Guaranteed Notes	$181,125
100,000	Magna International, Inc. Senior Unsecured Notes	106,302
		287,427
	HOME BUILDERS (0.1%)
100,000	CalAtlantic Group, Inc. Guaranteed Notes	110,750
150,000	D.R. Horton, Inc. Guaranteed Notes	155,767
150,000	PulteGroup, Inc. Guaranteed Notes	156,375
100,000	Toll Brothers Finance Corp. Guaranteed Notes	103,750
		526,642
	HOUSEWARES (0.0%)
29,000	Newell Brands, Inc. Senior Unsecured Notes	29,283
50,000	Newell Brands, Inc. Senior Unsecured Notes	60,202
		89,485
	LEISURE TIME (0.1%)
150,000	Royal Caribbean Cruises, Ltd. Senior Unsecured Notes	166,188
	LODGING (0.1%)
46,000	Choice Hotels International, Inc. Guaranteed Notes	51,175
250,000	Wyndham Worldwide Corp. Senior Unsecured Notes	257,723
		308,898
	RETAIL (0.1%)
100,000	CVS Health Corp. Senior Unsecured Notes	100,124
100,000	McDonald’s Corp. MTN Senior Unsecured Notes	105,189
125,000	Sally Holdings LLC/Sally Capital, Inc. Guaranteed Notes	128,594
		333,907
		2,444,956
CONSUMER, NON-CYCLICAL (0.8%)
	BEVERAGES (0.1%)
150,000	Anheuser-Busch InBev Finance, Inc. Guaranteed Notes	169,296
Principal Amount		Value
CONSUMER, NON-CYCLICAL (0.8%) (continued)
	BEVERAGES (0.1%) (continued)
$250,000	Constellation Brands, Inc. Guaranteed Notes	$260,566
		429,862
	BIOTECHNOLOGY (0.1%)
150,000	Celgene Corp. Senior Unsecured Notes	150,860
200,000	Gilead Sciences, Inc. Senior Unsecured Notes	201,909
		352,769
	COMMERCIAL SERVICES (0.0%)
100,000	Service Corp. International Senior Unsecured Notes	103,000
	FOOD (0.2%)
150,000	JM Smucker Co. (The) Guaranteed Notes	156,786
100,000	Kellogg Co. Senior Unsecured Notes	99,711
100,000	Kroger Co. (The) Senior Unsecured Notes	104,071
150,000	Sysco Corp. Guaranteed Notes	155,501
100,000	Tyson Foods, Inc. Senior Unsecured Notes	101,167
200,000	Wm Wrigley Jr Co. Senior Unsecured Notes(2)	200,353
		817,589
	HEALTHCARE PRODUCTS (0.1%)
100,000	Becton Dickinson and Co. Senior Unsecured Notes	100,313
100,000	Edwards Lifesciences Corp. Senior Unsecured Notes	100,934
		201,247
	HEALTHCARE SERVICES (0.2%)
100,000	DaVita, Inc. Guaranteed Notes	102,750
200,000	HCA, Inc. Guaranteed Notes	210,960
150,000	LifePoint Health, Inc. Guaranteed Notes	155,250
100,000	NYU Hospitals Center Secured Notes	110,033
100,000	Quest Diagnostics, Inc. Senior Unsecured Notes	101,564
100,000	UnitedHealth Group, Inc. Senior Unsecured Notes	110,161
		790,718

See Notes to Financial Statements.

June 30, 2017

Principal Amount		Value
CORPORATE BONDS & NOTES (6.2%) (continued)
CONSUMER, NON-CYCLICAL (0.8%) (continued)
	PHARMACEUTICALS (0.1%)
$100,000	Actavis Funding SCS Guaranteed Notes	$100,418
175,000	Express Scripts Holding Co. Guaranteed Notes	189,113
100,000	Shire Acquisitions Investments Ireland DAC Guaranteed Notes	99,117
		388,648
		3,083,833
ENERGY (0.6%)
	OIL & GAS (0.3%)
100,000	Chevron Corp. Senior Unsecured Notes	100,169
100,000	Concho Resources, Inc. Guaranteed Notes	102,750
100,000	Devon Energy Corp. Senior Unsecured Notes	96,953
150,000	Occidental Petroleum Corp. Senior Unsecured Notes	159,010
50,000	Occidental Petroleum Corp. Senior Unsecured Notes	50,452
200,000	Phillips 66 Guaranteed Notes	214,308
125,000	Shell International Finance B.V. Guaranteed Notes	119,509
175,000	Valero Energy Corp. Senior Unsecured Notes	216,143
		1,059,294
	PIPELINES (0.3%)
150,000	Energy Transfer Partners L.P. Senior Unsecured Notes	166,810
400,000	Enterprise Products Operating LLC Guaranteed Notes	423,351
125,000	Magellan Midstream Partners L.P. Senior Unsecured Notes	122,054
250,000	MPLX L.P. Senior Unsecured Notes	250,851
250,000	Spectra Energy Partners L.P. Senior Unsecured Notes	268,613
100,000	Williams Partners L.P. Senior Unsecured Notes	98,983
		1,330,662
		2,389,956
Principal Amount		Value
FINANCIAL (2.2%)
	BANKS (1.1%)
$250,000	Australia & New Zealand Banking Group Ltd. Subordinated Notes(2)	$261,152
100,000	Banco Bilbao Vizcaya Argentaria S.A. Senior Unsecured Notes	101,901
100,000	Bancolombia S.A. Senior Unsecured Notes	110,410
100,000	Bank of America Corp. MTN Subordinated Notes	103,810
300,000	Bank of America Corp. MTN, Series L Senior Unsecured Notes	309,421
100,000	Barclays PLC Senior Unsecured Notes	102,801
100,000	BPCE S.A. Guaranteed Notes	100,890
250,000	Capital One Financial Corp. Senior Unsecured Notes	255,458
174,000	Citigroup, Inc. Subordinated Notes	196,895
350,000	Cooperatieve Rabobank UA Guaranteed Notes	365,544
200,000	Credit Agricole S.A. Senior Unsecured Notes(2)	200,566
150,000	Fifth Third Bancorp Senior Unsecured Notes	153,117
100,000	Goldman Sachs Group, Inc. (The) Subordinated Notes	129,804
250,000	Morgan Stanley Subordinated Notes	271,437
250,000	Morgan Stanley Senior Unsecured Notes(1)	253,635
300,000	PNC Financial Services Group, Inc. (The) Senior Unsecured Notes	311,006
100,000	Santander Holdings USA, Inc. Senior Unsecured Notes	99,745
250,000	Societe Generale S.A. Senior Unsecured Notes	274,662
150,000	Wells Fargo & Co. Senior Unsecured Notes	152,101
250,000	Wells Fargo & Co. MTN Senior Unsecured Notes(1)	259,715
		4,014,070
Principal Amount		Value
FINANCIAL (2.2%) (continued)
	DIVERSIFIED FINANCIAL SERVICES (0.5%)
$210,000	Ally Financial, Inc. Senior Unsecured Notes	$215,250
250,000	American Express Co. Senior Unsecured Notes(3)	250,972
100,000	BlackRock, Inc., Series 2 Senior Unsecured Notes	107,372
250,000	Discover Financial Services Senior Unsecured Notes	253,871
250,000	International Lease Finance Corp. Senior Secured Notes(2)	264,587
250,000	Nomura Holdings, Inc. GMTN Senior Unsecured Notes	252,502
200,000	Stifel Financial Corp. Senior Unsecured Notes	203,616
150,000	Synchrony Financial Senior Unsecured Notes	152,115
100,000	Synchrony Financial Senior Unsecured Notes	102,713
		1,802,998
	INSURANCE (0.2%)
250,000	American International Group, Inc. Senior Unsecured Notes	274,314
250,000	Berkshire Hathaway, Inc. Senior Unsecured Notes(1)	266,148
100,000	CNA Financial Corp. Senior Unsecured Notes	103,731
150,000	XLIT Ltd. Guaranteed Notes	167,889
		812,082
	REAL ESTATE (0.1%)
150,000	ProLogis L.P. Guaranteed Notes	152,895
	REITS (0.3%)
53,000	American Tower Corp. Senior Unsecured Notes(1)	51,855
150,000	AvalonBay Communities, Inc. GMTN Senior Unsecured Notes	152,511
125,000	Crown Castle International Corp. Senior Unsecured Notes	132,771

See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

Principal Amount		Value
CORPORATE BONDS & NOTES (6.2%) (continued)
FINANCIAL (2.2%) (continued)
	REITS (0.3%) (continued)
$100,000	Digital Realty Trust L.P. Guaranteed Notes	$108,305
250,000	EPR Properties Guaranteed Notes	267,240
150,000	Hospitality Properties Trust Senior Unsecured Notes	156,104
100,000	Host Hotels & Resorts L.P. Senior Unsecured Notes	108,747
100,000	Weyerhaeuser Co. Senior Unsecured Notes	125,504
100,000	Weyerhaeuser Co. Senior Unsecured Notes	110,928
		1,213,965
		7,996,010
INDUSTRIAL (0.3%)
	BUILDING MATERIALS (0.0%)
20,000	Masco Corp. Senior Unsecured Notes	22,421
	ELECTRONICS (0.1%)
106,000	Allegion PLC Guaranteed Notes	113,685
100,000	Amphenol Corp. Senior Unsecured Notes	105,944
		219,629
	MISCELLANEOUS MANUFACTURER (0.1%)
250,000	Textron, Inc. Senior Unsecured Notes	256,807
	PACKAGING & CONTAINERS (0.1%)
150,000	Ball Corp. Guaranteed Notes(1)	165,563
250,000	Packaging Corp. of America Senior Unsecured Notes	254,924
		420,487
	TRANSPORTATION (0.0%)
100,000	FedEx Corp. Guaranteed Notes	105,043
		1,024,387
TECHNOLOGY (0.3%)
	SEMICONDUCTORS (0.1%)
100,000	Intel Corp. Senior Unsecured Notes	105,811
100,000	Intel Corp. Senior Unsecured Notes	103,524
150,000	QUALCOMM, Inc. Senior Unsecured Notes	154,177
		363,512
Principal Amount		Value
TECHNOLOGY (0.3%) (continued)
	SOFTWARE (0.2%)
$125,000	Cadence Design Systems, Inc. Senior Unsecured Notes	$129,841
175,000	Microsoft Corp. Senior Unsecured Notes	194,718
250,000	Microsoft Corp. Senior Unsecured Notes	240,594
		565,153
		928,665
UTILITIES (0.4%)
	ELECTRIC (0.4%)
150,000	Consolidated Edison Co. of New York, Inc. Senior Unsecured Notes	165,034
100,000	Consumers Energy Co.	101,376
100,000	Exelon Generation Co. LLC Senior Unsecured Notes	106,216
250,000	Florida Power & Light Co.	263,126
175,000	ITC Holdings Corp. Senior Unsecured Notes	172,145
100,000	Pacific Gas & Electric Co. Senior Unsecured Notes	99,307
100,000	PSEG Power LLC Guaranteed Notes(1)	105,402
250,000	South Carolina Electric & Gas Co.	251,837
100,000	Southern Co. (The) Senior Unsecured Notes	99,359
		1,363,802
	GAS (0.0%)
150,000	National Fuel Gas Co. Senior Unsecured Notes	159,753
		1,523,555
TOTAL CORPORATE BONDS & NOTES (Cost $22,174,952) (6.2%)		22,665,464
FOREIGN GOVERNMENT OBLIGATIONS (0.2%)
100,000	Indonesia Government International Bond, Senior Unsecured Notes, 4.13%, 1/15/25(1)(2)	103,108
250,000	Mexico Government International Bond, Senior Unsecured Notes, 4.15%, 3/28/27	258,875
Principal Amount		Value
FOREIGN GOVERNMENT OBLIGATIONS (0.2%) (continued)
$100,000	Panama Government International Bond, Senior Unsecured Notes, 4.00%, 9/22/24	$105,000
150,000	Petroleos Mexicanos, Guaranteed Notes, 6.75%, 9/21/47	151,482
250,000	Republic of Poland Government International Bond, Senior Unsecured Notes, 4.00%, 1/22/24	267,376
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $856,555) (0.2%)		885,841
LONG-TERM MUNICIPAL SECURITIES (0.4%)
	CALIFORNIA (0.0%)
80,000	Los Angeles County Public Works Financing Authority, Build America Bonds, Revenue Bonds, 5.84%, 8/1/21	90,646
50,000	University of California Regents Medical Center Pooled Revenue, Revenue Bonds, Build America Bonds, Series H, 6.40%, 5/15/31	63,253
		153,899
	FLORIDA (0.0%)
75,000	Florida State Department of Environmental Protection Revenue, Build America Bonds, Revenue Bonds, Series B, 5.31%, 7/1/18	77,609
	NEW YORK (0.2%)
250,000	City of New York, General Obligation Unlimited, Subser. D2, 2.60%, 8/1/20	254,597
185,000	Metropolitan Transportation Authority, Build America Bonds, Revenue Bonds, Ser. C-1, 5.12%, 11/15/19	198,370

See Notes to Financial Statements.

June 30, 2017

Principal Amount		Value
LONG-TERM MUNICIPAL SECURITIES (0.4%) (continued)
	NEW YORK (0.2%) (continued)
$100,000	New York City Transitional Finance Authority Future Tax Secured Revenue, Build America Bonds, Revenue Bonds, 4.53%, 11/1/22	$108,784
250,000	New York City Transitional Finance Authority Future Tax Secured Revenue, Subordinate Bonds, Revenue Bonds, 3.00%, 2/1/26	248,418
		810,169
	TEXAS (0.2%)
250,000	Dallas Independent School District Qualified School Construction Notes, General Obligation Limited, 5.05%, 8/15/33	282,485
250,000	Tarrant County Cultural Education Facilities Finance Corp., Revenue Bonds, Baylor Health Care System Project, Series C, 4.45%, 11/15/43	253,098
		535,583
TOTAL LONG-TERM MUNICIPAL SECURITIES (Cost $1,529,290) (0.4%)		1,577,260
U.S. GOVERNMENT AGENCY OBLIGATIONS (2.7%)
250,000	FHLB, 1.63%, 2/27/19	250,846
269,024	FHLMC, Series 4151, Class PA, 2.00%, 1/15/33	265,261
41,146	FHLMC Gold PC Pool #A46044, 5.00%, 7/1/35	44,865
133,160	FHLMC Gold PC Pool #A47613, 5.00%, 11/1/35	144,945
37,051	FHLMC Gold PC Pool #A89430, 4.50%, 10/1/39	39,770
108,578	FHLMC Gold PC Pool #C09055, 4.00%, 12/1/43	114,320
180,240	FHLMC Gold PC Pool #J17969, 3.00%, 2/1/27	185,236
48,340	FHLMC Gold Pool #A84814, 4.50%, 3/1/39	51,892
Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (2.7%) (continued)
$44,543	FHLMC Gold Pool #A96997, 4.50%, 2/1/41	$47,891
182,600	FHLMC Gold Pool #A97264, 4.00%, 2/1/41	192,819
280,056	FHLMC Gold Pool #C09027, 3.00%, 2/1/43	281,127
51,866	FHLMC Gold Pool #G08521, 3.00%, 1/1/43	52,065
408,966	FHLMC Gold Pool #J13314, 3.50%, 10/1/25	426,212
114,952	FHLMC Gold Pool #Q06884, 3.50%, 3/1/42	118,613
88,464	FHLMC Gold Pool #Q11077, 3.50%, 9/1/42	91,282
45,918	FNMA Pool #254733, 5.00%, 4/1/23	50,128
330,358	FNMA Pool #254954, 4.50%, 10/1/23	354,329
168,407	FNMA Pool #745275, 5.00%, 2/1/36	184,896
20,242	FNMA Pool #832199, 4.50%, 7/1/35	21,796
179,787	FNMA Pool #844809, 5.00%, 11/1/35	196,760
5,425	FNMA Pool #910242, 5.00%, 3/1/37	5,923
24,050	FNMA Pool #973333, 4.50%, 2/1/38	25,879
5,755	FNMA Pool #975116, 5.00%, 5/1/38	6,283
96,119	FNMA Pool #AA0466, 4.50%, 2/1/39	103,181
5,891	FNMA Pool #AB1259, 5.00%, 7/1/40	6,445
242,928	FNMA Pool #AB1796, 3.50%, 11/1/40	250,871
76,563	FNMA Pool #AB2660, 3.50%, 5/1/21	79,711
80,494	FNMA Pool #AB3218, 3.50%, 7/1/31	83,348
339,339	FNMA Pool #AB3900, 3.00%, 11/1/26	349,234
12,732	FNMA Pool #AB3943, 4.00%, 11/1/41	13,435
116,507	FNMA Pool #AC5822, 4.50%, 5/1/40	125,752
171,136	FNMA Pool #AD7128, 4.50%, 7/1/40	185,019
113,104	FNMA Pool #AD8529, 4.50%, 8/1/40	122,339
71,443	FNMA Pool #AH3226, 5.00%, 2/1/41	78,082
Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (2.7%) (continued)
$181,694	FNMA Pool #AH4493, 4.50%, 2/1/41	$196,201
120,025	FNMA Pool #AI1019, 4.50%, 5/1/41	129,609
16,171	FNMA Pool #AK6513, 4.00%, 3/1/42	17,063
465,642	FNMA Pool #AL0657, 5.00%, 8/1/41	509,386
36,340	FNMA Pool #AL3192, 5.00%, 5/1/42	39,756
315,571	FNMA Pool #AQ1853, 3.00%, 11/1/42	316,908
162,819	FNMA Pool #AS0560, 4.50%, 9/1/43	175,019
102,270	FNMA Pool #AS1529, 3.00%, 1/1/29	105,038
71,705	FNMA Pool #AS3789, 4.50%, 11/1/44	76,968
117,894	FNMA Pool #AS4503, 3.00%, 2/1/30	121,085
217,199	FNMA Pool #AS4928, 3.50%, 5/1/45	223,216
99,576	FNMA Pool #AS6205, 3.50%, 11/1/45	102,334
56,712	FNMA Pool #AT8849, 4.00%, 6/1/43	59,746
164,208	FNMA Pool #AU1847, 3.00%, 9/1/43	164,853
158,288	FNMA Pool #AU3621, 3.00%, 7/1/43	158,950
327,534	FNMA Pool #AU5409, 3.00%, 8/1/43	327,323
104,287	FNMA Pool #AU5653, 4.00%, 9/1/43	109,800
155,494	FNMA Pool #AU6562, 3.50%, 12/1/43	159,965
73,759	FNMA Pool #AU7025, 3.00%, 11/1/43	74,045
111,691	FNMA Pool #AV3310, 4.50%, 1/1/44	119,845
55,428	FNMA Pool #AX1138, 3.50%, 9/1/44	56,963
163,442	FNMA Pool #AY2728, 2.50%, 2/1/30	164,874
206,478	FNMA Pool #AZ2276, 4.00%, 6/1/45	217,156
235,530	FNMA Pool #BA6555, 3.00%, 1/1/46	235,378
22,363	FNMA Pool #MA0406, 4.50%, 5/1/30	24,046
56,837	FNMA Pool #MA0577, 3.50%, 11/1/20	59,174
260,077	FNMA REMIC Trust Series 2013-18, Class AE, 2.00%, 3/25/28	257,750
95,141	GNMA I Pool #539285, 3.00%, 5/15/42	96,505

See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (2.7%) (continued)
$46,201	GNMA I Pool #744842, 3.00%, 5/15/42	$46,734
144,289	GNMA II Pool #MA1520, 3.00%, 12/20/43	146,304
236,254	GNMA II Pool #MA1521, 3.50%, 12/20/43	245,747
429,838	GNMA II Pool #MA1839, 4.00%, 4/20/44	452,671
53,334	GNMA II Pool #MA2445, 3.50%, 12/20/44	55,329
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $9,839,028) (2.7%)		9,796,296
U.S. TREASURY OBLIGATIONS (1.6%)
25,000	U.S. Treasury Bonds, 5.25%, 2/15/29	32,284
70,000	U.S. Treasury Bonds, 4.38%, 2/15/38	89,187
450,000	U.S. Treasury Bonds, 3.13%, 11/15/41	476,508
250,000	U.S. Treasury Bonds, 2.75%, 8/15/42	247,265
600,000	U.S. Treasury Bonds, 2.88%, 5/15/43	605,813
200,000	U.S. Treasury Bonds, 3.75%, 11/15/43	235,102
100,000	U.S. Treasury Bonds, 3.63%, 2/15/44	115,231
200,000	U.S. Treasury Bonds, 3.38%, 5/15/44	220,945
100,000	U.S. Treasury Bonds, 3.13%, 8/15/44	105,652
100,000	U.S. Treasury Notes, 0.88%, 10/15/17	99,939
75,000	U.S. Treasury Notes, 0.75%, 12/31/17	74,850
200,000	U.S. Treasury Notes, 0.75%, 3/31/18	199,258
150,000	U.S. Treasury Notes, 1.38%, 9/30/18	150,059
450,000	U.S. Treasury Notes, 1.38%, 11/30/18	450,140
100,000	U.S. Treasury Notes, 1.38%, 2/28/19	100,012
200,000	U.S. Treasury Notes, 1.63%, 12/31/19	200,750
300,000	U.S. Treasury Notes, 3.63%, 2/15/20	316,324
Principal Amount		Value
U.S. TREASURY OBLIGATIONS (1.6%) (continued)
$250,000	U.S. Treasury Notes, 1.13%, 4/30/20	$247,246
200,000	U.S. Treasury Notes, 1.38%, 4/30/20	199,102
150,000	U.S. Treasury Notes, 2.25%, 4/30/21	152,912
50,000	U.S. Treasury Notes, 1.63%, 8/15/22	49,326
600,000	U.S. Treasury Notes, 2.00%, 11/30/22	601,265
150,000	U.S. Treasury Notes, 2.00%, 2/15/23	150,070
300,000	U.S. Treasury Notes, 2.00%, 4/30/24	297,762
300,000	U.S. Treasury Notes, 2.38%, 8/15/24	304,570
100,000	U.S. Treasury Notes, 2.25%, 11/15/25	100,023
TOTAL U.S. TREASURY OBLIGATIONS (Cost $5,612,189) (1.6%)		5,821,595
Shares		Value
SHORT-TERM INVESTMENTS (11.2%)
	MONEY MARKET FUNDS (11.2%)
9,622,381	State Street Institutional U.S. Government Money Market Fund, Premier Class	9,622,381
31,563,986	State Street Navigator Securities Lending Government Money Market Portfolio(4)	31,563,986
TOTAL SHORT-TERM INVESTMENTS (Cost $41,186,367) (11.2%)		41,186,367
TOTAL INVESTMENT SECURITIES (108.0%) (Cost $339,793,671)		$397,374,111
EXCESS OF LIABILITIES OVER CASH AND OTHER ASSETS (-8.0%)		(29,294,311)
NET ASSETS (100%)		$368,079,800
*
Non-income producing.

(1)
A portion or all of the security was held on loan. As of June 30, 2017, the market value of the securities on loan was $30,793,492.

(2)
Pursuant to Rule 144A under the Securities Act of 1933, this security can only be sold to qualified institutional investors.

(3)
The rate shown on floating rate securities is the rate at the end of the reporting period. The rate changes monthly.

(4)
Securities with an aggregate market value of  $30,793,492 were out on loan in exchange for $31,563,986 of cash collateral as of June 30, 2017. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 1J in the Notes to Financial Statements.

ADR
American Depositary Receipt.

FHLB
Federal Home Loan Bank.

FHLMC
Federal Home Loan Mortgage Corp.

FNMA
Federal National Mortgage Association.

FREMF
Finnish Real Estate Management Federation.

GMTN
Global Medium Term Note.

GNMA
Government National Mortgage Association.

MTN
Medium Term Note.

REIT
Real Estate Investment Trust.

See Notes to Financial Statements.

June 30, 2017

The following table summarizes the inputs used to value the Fund’s investments in securities as of June 30, 2017 (See Note 1B):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$310,595,933	$—	$—	$310,595,933
Asset-Backed Securities	—	1,372,301	—	1,372,301
Commercial Mortgage-Backed Securities	—	3,473,054	—	3,473,054
Corporate Bonds & Notes*	—	22,665,464	—	22,665,464
Foreign Government Obligations	—	885,841	—	885,841
Long-Term Municipal Securities*	—	1,577,260	—	1,577,260
U.S. Government Agency Obligations	—	9,796,296	—	9,796,296
U.S. Treasury Obligations	—	5,821,595	—	5,821,595
Short-Term Investments	41,186,367	—	—	41,186,367
Total Investments in Securities	$351,782,300	$45,591,811	$—	$397,374,111
*
See Schedule of Investments for further classification.

See Notes to Financial Statements.

VALUE LINE LARGER COMPANIES FOCUSED FUND, INC.

INVESTMENT OBJECTIVE AND STRATEGY (condensed) (unaudited)
The Fund’s sole investment objective is long-term growth of capital.
To achieve the Fund’s investment objective, the Adviser invests substantially all of the Fund’s assets in common stock. Under normal circumstances, the Adviser expects that the Fund’s portfolio will generally consist of positions in 25 to 50 companies. The Adviser considers companies with market capitalization of greater than $10 billion to be larger companies. The Fund is actively managed by the Adviser, which seeks to purchase growth companies that have fundamentally strong market positions in growing industries that may enable those companies to increase future sales and earnings at an above average pace in the coming years. During the investment selection process, the Adviser performs fundamental and quantitative analysis on each company and utilizes the rankings of companies by the Value Line Timeliness™ Ranking System (the “Ranking System”) to assist in selecting securities for purchase. The Ranking System is a proprietary quantitative system that compares an estimate of the probable market performance of each stock within a universe during the next six to twelve months to that of all stocks within that universe and ranks stocks on a scale of 1 (highest) to 5 (lowest). The universe consists of stocks of approximately 1,700 companies under review by the Ranking System accounting for approximately 90% of the market capitalization of all stocks traded on the U.S. securities exchanges, including stocks of foreign companies.
Manager Discussion of Fund Performance
Below, Fund portfolio manager Cindy Starke discusses the Fund’s performance and positioning for the six months ended June 30, 2017.
How did the Fund perform during the semi-annual period?
The Fund’s Investor Class generated a total return of 21.65% during the six months ended June 30, 2017. This compares to the 9.34% return of the Fund’s benchmark, the S&P 500® Index, during the same semi-annual period.
What key factors were responsible for the Fund’s performance during the six-month reporting period?
The Fund significantly outperformed the S&P 500® Index during the six-month reporting period attributable to a combination of effective stock selection and overweighted allocations to the three best performing sectors in the S&P 500® Index—information technology, health care and consumer discretionary. In addition, the Fund benefited from its focus on investments in leading large-cap growth stocks versus the S&P 500® Index’s more broadly diversified composition. Growth stocks outpaced value stocks during the semi-annual period across the capitalization spectrum, and large-cap growth stocks were the strongest performing segment in the U.S. equity market.
Which equity market sectors most significantly affected Fund performance?
The Fund was invested in only seven sectors of the S&P 500® Index during the semi-annual period. Of those sectors in which the Fund was invested, the Fund benefited most from effective stock selection in and having overweighted allocations to the information technology and health care sectors, which were the two best performing sectors in the S&P 500® Index during the semi-annual period. To a lesser degree, stock selection in and having an underweighted allocation to energy, which was the weakest performing sector in the S&P 500® Index during the semi-annual period, also boosted the Fund’s relative results.
The only sector to detract from the Fund’s relative results during the semi-annual period was industrials. Both stock selection and having an underweighted exposure to the strongly performing industrials sector dampened the Fund’s performance.
What were some of the Fund’s best-performing individual stocks?
The individual stocks that contributed most to the Fund’s relative results were software gaming company Activision Blizzard, biotechnology company Vertex Pharmaceuticals and Chinese e-commerce company Alibaba Group.
Shares of Activision Blizzard rose significantly during the semi-annual period. The company had ended 2016 strongly and delivered first quarter 2017 results above market expectations. Its performance highlighted the company’s portfolio and pipeline of games, which have been attracting a large audience. As of its 2016 fiscal year-end, Activision Blizzard had approximately 450 million monthly average users of its games. Further, effective execution and digital transformation helped the company’s operating margins during the semi-annual period. Vertex Pharmaceuticals also saw its shares gain substantially during the semi-annual period, supported by positive data from two Phase III studies combining Kalydeco and Tezacaftor for patients with cystic fibrosis. The anticipated approval of this two-drug combination in 2018 could expand the size of the treatable patient population of Vertex Pharmaceuticals’ cystic fibrosis franchise. Alibaba Group’s share price appreciated materially during the semi-annual period, benefiting from a robust e-commerce market in China. The company also continued to expand into other areas of business, including cloud computing, digital entertainment and innovations such as autonomous vehicles. Overall, strong revenue growth supported Alibaba Group’s margins, despite higher growth investments. We trimmed the Fund’s positions in each of these three holdings on strength by the end of the semi-annual period.
Which stocks detracted significantly from the Fund’s performance during the semi-annual period?
During the semi-annual period, the stocks that detracted most from the Fund’s performance were specialty retailer Urban Outfitters, Internet radio provider Pandora Media and consumer financial services company Synchrony Financial.
Shares of Urban Outfitters declined significantly during the semi-annual period, pressured by disappointing same-store sales. Pandora Media saw its shares decline on a disappointing outlook, a decrease in active listeners and management turnover. Pandora Media experienced strategic investments from private equity firm KKR during the semi-annual period, followed by radio company Sirius XM, a subsidiary of Liberty Media, making the prospects of a takeover less likely in the near term. Synchrony Financial is the largest provider of private label credit cards in the U.S. and a leader in consumer financing. Its shares fell as the company’s performance suffered from deteriorating credit trends, including anticipation of a higher loan charge-off rate. (Charge-off rate is the percentage representing that amount of debt that a company believes it will never collect.) We saw weakening in Urban Outfitters and Pandora Media as opportunities to add to the Fund’s positions in each, but we exited the Fund’s position in Synchrony Financial after its weaker than market expected earnings report.
How did the Fund use derivatives and similar instruments during the reporting period?
The Fund did not use derivatives during the reporting period.
Did the Fund make any significant purchases or sales during the semi-annual period?
We initiated a Fund position in Kite Pharma, which, in our view, is one of the few pure-play companies involved in cellular-based immunotherapy that could transform cancer treatment and become a main therapy, like chemotherapy. The company has a first mover advantage, and it has benefited from strong early data from its ZUMA-1 study, the first multicenter trial of CAR-T cell therapy in patients with lymphoma. (CAR-T cell therapy is a type of treatment in which a patient’s T cells, a type of immune system cell, are changed in the laboratory so they will attack cancer cells.) We believe upcoming catalysts for the company include commercial launch of this therapy, following its Prescription Drug User Fee Act date in the fourth quarter of 2017, the deadline by which the Food and Drug Administration (“FDA”) must review the company’s application.
We established a Fund position in Exact Sciences, a company focused on the detection and prevention of early-stage cancer. Its noninvasive stool-based DNA screening test Cologuard detects colon cancer and pre-cancer, a test approved by the FDA in 2014. After several years, its appears to us that the company is close to establishing Cologuard as a standard of care in the U.S., as it has secured coverage with all major insurance payers. We are optimistic on the long-term potential of Cologuard as a game-changing alternative for colon cancer screening, addressing a potentially large market.
We initiated a Fund position in ServiceNow, a leading provider of cloud solutions to enterprises for improved business automation. ServiceNow pioneered the use of the cloud to deliver IT service management applications, and it has been expanding beyond its core market. ServiceNow recently hired John Donohoe as its Chief Executive Officer (“CEO”), and we believe his experience running large enterprise, including the role of CEO of eBay, should be an asset. We believe ServiceNow should be well positioned to gain market share while also expanding its market opportunity, which should, in our view, lead to ongoing sales and earnings growth.
In addition to the sale of Synchrony Financial mentioned earlier, we exited the Fund’s position in medical services provider Zeltiq Aesthetics following an announcement of its acquisition by Allergan. The transaction valued Zeltiq Aesthetics at approximately $2.5 billion. We opted to sell the position, taking profits.
We eliminated the Fund’s position in Akamai, a global leader in content delivery network services to make the Internet more fast, reliable and secure. Despite Akamai’s dominant position in its field, trends toward in-house solutions have negatively impacted the company’s results and visibility. This more competitive environment prompted us to sell the position, as we felt earnings growth could potentially slow.
Were there any notable changes in the Fund’s weightings during the six-month period?
During the six-month period ended June 30, 2017, the Fund’s weightings relative to the S&P 500® Index in the health care and information technology sectors increased and in the consumer discretionary sector decreased. The Fund’s exposure to the industrials sector was eliminated completely.
How was the Fund positioned relative to its benchmark index at the end of June 2017?
As of June 30, 2017, the Fund was overweighted relative to the S&P 500® Index in the health care, information technology and consumer discretionary sectors. The Fund was underweighted relative to the S&P 500® Index in the financials, consumer staples

VALUE LINE LARGER COMPANIES FOCUSED FUND, INC. (continued)

and energy sectors on the same date. The Fund had no exposure to the industrials, utilities, real estate, materials and telecommunication services sectors at the end of June 2017.
What is your tactical view and strategy for the months ahead?
At the end of June 2017, it was our view that earnings growth for the companies in the S&P 500® Index were improving and, on average, were estimated to accelerate to a double-digit growth pace in 2017 and 2018 from a relatively flat growth rate in 2016. We believe that earnings growth is one of the primary drivers of share prices over the long term and that this estimated increase in earnings is encouraging, potentially supporting higher equity prices going forward. Further, we believe this earnings growth potential is supported by a demand outlook that is improving as well as by estimates for revenue growth in the mid-single digit range for 2017 and 2018.
Overall, we feel the U.S. economic outlook is healthy enough, with GDP expected to remain between 2% and 3% in 2017, as compared to 2.1% in 2016. Considering the Fed’s forecasted core inflation rate of 1.7% in 2017, below its target of 2.0%, many investors are anticipating a slower rise in interest rates. If this scenario materializes as expected, it could be supportive of equities. We must note that the potential for more pro-growth-oriented policies being proposed by the current Administration, especially lower corporate and individual tax rates, remains a potential positive development for many of the companies in the Fund’s portfolio, though the timing and details of these proposed policies remained uncertain at the end of the semi-annual period.
All that said, regardless of economic or market conditions, our strategy will remain constant with an emphasis on owning a focused portfolio of what we consider to be the best large-capitalization growth companies. We believe these companies can flourish in the coming years, as they are mainly driven by longer-term secular growth drivers and should be more immune to periods of economic weakness should such a scenario arise. It is also important to note that we take a long-term view on the Fund’s holdings and will seek to opportunistically trim and/or add to these holdings during periods of market volatility. We intend to seek investments in a diversified but focused portfolio of high quality large-cap growth companies that we believe are well positioned to grow sales and earnings over the next few years. As always, our goal is to generate solid returns through capital growth across market cycles.

Value Line Larger Companies Focused Fund, Inc.
Portfolio Highlights at June 30, 2017 (unaudited)

Ten Largest Holdings
Issue	Shares	Value	Percentage of Net Assets
Alexion Pharmaceuticals, Inc.	158,000	$19,223,860	7.6%
Activision Blizzard, Inc.	235,000	13,528,950	5.4%
Facebook, Inc.	87,000	13,135,260	5.2%
Alphabet, Inc.	13,000	12,085,840	4.8%
Amazon.com, Inc.	12,400	12,003,200	4.8%
Celgene Corp.	91,000	11,818,170	4.7%
Visa, Inc.	105,000	9,846,900	3.9%
Vertex Pharmaceuticals, Inc.	71,000	9,149,770	3.6%
Jazz Pharmaceuticals PLC	56,000	8,708,000	3.4%
Alibaba Group Holding, Ltd. ADR	59,000	8,313,100	3.3%
Total			46.7%
Asset Allocation – Percentage of Net Assets

Sector Weightings – Percentage of Total Investment Securities*
*
Sector weightings exclude short-term investments.

Value Line Larger Companies Focused Fund, Inc.
Schedule of Investments (unaudited)

Shares		Value
COMMON STOCKS (99.4%)
CONSUMER DISCRETIONARY (15.5%)
	APPAREL (1.1%)
47,000	NIKE, Inc. Class B	$2,773,000
	AUTO MANUFACTURERS (1.3%)
9,000	Tesla, Inc.*	3,254,490
	INTERNET (8.7%)
12,400	Amazon.com, Inc.*	12,003,200
36,000	Netflix, Inc.*	5,378,760
2,400	Priceline Group, Inc. (The)*	4,489,248
		21,871,208
	MEDIA (1.1%)
26,000	Walt Disney Co. (The)	2,762,500
	RETAIL (3.3%)
68,000	Starbucks Corp.	3,965,080
34,000	TJX Companies, Inc. (The)	2,453,780
110,000	Urban Outfitters, Inc.(1)*	2,039,400
		8,458,260
		39,119,458
CONSUMER STAPLES (4.6%)
	BEVERAGES (3.5%)
25,000	Constellation Brands, Inc. Class A	4,843,250
80,000	Monster Beverage Corp.*	3,974,400
		8,817,650
	COSMETICS & PERSONAL CARE (1.1%)
29,000	Estee Lauder Companies, Inc. (The) Class A	2,783,420
		11,601,070
ENERGY (2.9%)
	OIL & GAS (2.9%)
40,000	Diamondback Energy, Inc.*	3,552,400
23,000	Pioneer Natural Resources Co.	3,670,340
		7,222,740
FINANCIALS (5.4%)
	BANKS (2.0%)
210,000	Bank of America Corp.	5,094,600
	DIVERSIFIED FINANCIAL SERVICES (3.4%)
130,000	Blackstone Group L.P. (The)	4,335,500
95,000	Charles Schwab Corp. (The)	4,081,200
		8,416,700
		13,511,300
Shares		Value
HEALTHCARE (35.0%)
	BIOTECHNOLOGY (24.1%)
158,000	Alexion Pharmaceuticals, Inc.*	$19,223,860
17,000	Biogen, Inc.*	4,613,120
51,000	BioMarin Pharmaceutical, Inc.*	4,631,820
91,000	Celgene Corp.*	11,818,170
110,000	Exact Sciences Corp.(1)*	3,890,700
26,000	Intercept Pharmaceuticals, Inc.(1)*	3,147,820
40,000	Kite Pharma, Inc.(1)*	4,146,800
71,000	Vertex Pharmaceuticals, Inc.*	9,149,770
		60,622,060
	HEALTHCARE PRODUCTS (4.4%)
64,000	Edwards Lifesciences Corp.*	7,567,360
48,000	Nevro Corp.(1)*	3,572,640
		11,140,000
	PHARMACEUTICALS (4.8%)
48,000	DexCom, Inc.(1)*	3,511,200
56,000	Jazz Pharmaceuticals PLC*	8,708,000
		12,219,200
	SOFTWARE (1.7%)
54,000	Medidata Solutions, Inc.*	4,222,800
		88,204,060
INFORMATION TECHNOLOGY (36.0%)
	COMMERCIAL SERVICES (2.6%)
120,000	PayPal Holdings, Inc.*	6,440,400
	COMPUTERS (1.0%)
37,000	Cognizant Technology Solutions Corp. Class A	2,456,800
	DIVERSIFIED FINANCIAL SERVICES (3.9%)
105,000	Visa, Inc. Class A	9,846,900
	INTERNET (17.6%)
59,000	Alibaba Group Holding, Ltd. ADR*	8,313,100
13,000	Alphabet, Inc. Class A*	12,085,840
87,000	Facebook, Inc. Class A*	13,135,260
95,000	GrubHub, Inc.(1)*	4,142,000
320,000	Pandora Media, Inc.(1)*	2,854,400
Shares		Value
INFORMATION TECHNOLOGY (36.0%) (continued)
	INTERNET (17.6%) (continued)
140,000	Zendesk, Inc.*	$3,889,200
		44,419,800
	SOFTWARE (10.9%)
235,000	Activision Blizzard, Inc.	13,528,950
32,000	Adobe Systems, Inc.*	4,526,080
51,000	Salesforce.com, Inc.*	4,416,600
47,000	ServiceNow, Inc.*	4,982,000
		27,453,630
		90,617,530
TOTAL COMMON STOCKS (Cost $187,193,897) (99.4%)		250,276,158
SHORT-TERM INVESTMENTS (10.1%)
	MONEY MARKET FUNDS (10.1%)
220,384	State Street Institutional U.S. Government Money Market Fund, Premier Class	220,384
25,049,887	State Street Navigator Securities Lending Government Money Market Portfolio(2)	25,049,887
TOTAL SHORT-TERM INVESTMENTS (Cost $25,270,271) (10.1%)		25,270,271
TOTAL INVESTMENT SECURITIES (Cost $212,464,168) (109.5%)		$275,546,429
EXCESS OF LIABILITIES OVER CASH AND OTHER ASSETS (-9.5%)		(23,803,923)
NET ASSETS (100%)		$251,742,506
*
Non-income producing.

(1)
A portion or all of the security was held on loan. As of June 30, 2017, the market value of the securities on loan was $24,497,346.

(2)
Securities with an aggregate market value of  $24,497,346 were out on loan in exchange for $25,049,887 of cash collateral as of June 30, 2017. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 1J in the Notes to Financial Statements.

ADR
American Depositary Receipt.

See Notes to Financial Statements.

June 30, 2017

The following table summarizes the inputs used to value the Fund’s investments in securities as of June 30, 2017 (See Note 1B):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$250,276,158	$—	$—	$250,276,158
Short-Term Investments	25,270,271	—	—	25,270,271
Total Investments in Securities	$275,546,429	$—	$—	$275,546,429
*
See Schedule of Investments for further classification.

See Notes to Financial Statements.

Statements of Assets and Liabilities
at June 30, 2017 (unaudited)

	Value Line Premier Growth Fund, Inc.	Value Line Mid Cap Focused Fund, Inc.	Value Line Income and Growth Fund, Inc.	Value Line Larger Companies Focused Fund, Inc.
Assets:
Investments in securities, at value*	$349,279,355	$153,173,130	$397,374,111	$275,546,429
Cash	16,933	—	—	—
Interest and dividends receivable	286,450	58,934	474,723	9,340
Receivable for securities sold	198,538	—	2,155,460	1,405,464
Receivable for capital shares sold	68,549	66,545	247,216	103,040
Prepaid expenses	11,205	8,796	10,879	10,163
Receivable for securities lending income	1,364	864	6,733	5,513
Other receivables	—	—	72	—
Total Assets	349,862,394	153,308,269	400,269,194	277,079,949
Liabilities:
Payable upon return of securities on loan (See Note 1J)	17,039,303	6,119,981	31,563,986	25,049,887
Payable for capital shares redeemed	61,716	12,043	31,154	1,634
Payable for securities purchased	—	—	164,834	—
Accrued expenses:
Advisory fee	207,305	83,662	194,407	149,647
Service and distribution plan fees	69,102	30,597	73,839	30,651
Directors’ fees and expenses	1,066	5,597	12,221	8,930
Other	136,788	69,293	148,953	96,694
Total Liabilities	17,515,280	6,321,173	32,189,394	25,337,443
Net Assets	$332,347,114	$146,987,096	$368,079,800	$251,742,506
Net assets consist of:
Capital stock, at $1.00 par value (authorized 100,000,000, 50,000,000, 75,000,000 and 50,000,000 shares, respectively)	$10,184,301	$8,057,040	$38,047,369	$8,978,555
Additional paid-in capital	120,851,173	84,400,792	258,935,460	163,880,028
Undistributed/(distributions in excess of) net investment income	(396,849)	(393,789)	706,717	(720,676)
Accumulated net realized gain on investments and foreign currency	16,948,891	2,265,865	12,809,814	16,522,338
Net unrealized appreciation (depreciation) of:
Investments	184,759,598	52,657,188	57,580,440	63,082,261
Net Assets	$332,347,114	$146,987,096	$368,079,800	$251,742,506
Net Asset Value Per Share
Investor Class
Net Assets	$332,347,114	$146,987,096	$364,299,425	$251,068,854
Shares Outstanding	10,184,301	8,057,040	37,654,834	8,954,515
Net Asset Value, Offering and Redemption Price per Outstanding Share	$32.63	$18.24	$9.67	$28.04
Institutional Class
Net Assets	$—	$—	$3,780,375	$673,652
Shares Outstanding	—	—	392,535	24,040
Net Asset Value, Offering and Redemption Price per Outstanding Share	$—	$—	$9.63	$28.02
* Includes securities on loan of	$16,824,547	$6,014,624	$30,793,492	$24,497,346
Cost of investments	$164,519,757	$100,515,942	$339,793,671	$212,464,168
See Notes to Financial Statements.

Statements of Operations
for the Six Months Ended June 30, 2017 (unaudited)

	Value Line Premier Growth Fund, Inc.	Value Line Mid Cap Focused Fund, Inc.	Value Line Income and Growth Fund, Inc.	Value Line Larger Companies Focused Fund, Inc.
Investment Income:
Dividends (net of foreign withholding tax of $17,268, $6,960, $0 and $0, respectively)	$1,548,395	$437,509	$2,614,979	$525,557
Interest	668	438	674,584	120
Securities lending income	5,005	2,448	28,085	29,561
Total Income	1,554,068	440,395	3,317,648	555,238
Expenses:
Advisory fees	1,209,169	483,826	1,112,070	880,740
Service and distribution plan fees	403,056	176,551	415,335	292,908
Sub-transfer agent fees	30,959	6,945	31,148	6,271
Auditing and legal fees	97,358	40,777	90,513	65,388
Transfer agent fees	87,767	61,706	91,492	76,139
Directors’ fees and expenses	29,818	11,119	26,054	18,179
Custody and accounting fees	27,958	15,847	51,684	20,782
Printing and postage	19,800	10,489	17,838	8,578
Registration and filing fees	18,544	16,809	25,414	25,027
Insurance	14,105	3,904	11,118	7,490
Professional fees	10,622	4,553	10,525	8,146
Other	1,761	1,658	3,780	2,071
Total Expenses Before Fees Waived (See Note 5)	1,950,917	834,184	1,886,971	1,411,719
Less: Advisory Fees Waived	—	—	(17,729)	(18,625)
Less: Service and Distribution Plan Fees Waived	—	—	—	(117,163)
Less: Sub-Transfer Agent Fees Waived	—	—	(95)	(17)
Net Expenses	1,950,917	834,184	1,869,147	1,275,914
Net Investment Income/(Loss)	(396,849)	(393,789)	1,448,501	(720,676)
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Exchange Transactions:
Net Realized Gain/(Loss) From:
Investments	12,717,389	2,112,811	9,448,259	11,202,990
Foreign currency translations	418	—	—	—
	12,717,807	2,112,811	9,448,259	11,202,990
Change in Net Unrealized Appreciation/ (Depreciation) of:
Investments	25,777,097	14,348,045	33,329,874	35,147,365
Foreign currency transactions	212	—	—	—
	25,777,309	14,348,045	33,329,874	35,147,365
Net Realized Gain and Change in Net Unrealized Appreciation/(Depreciation) on Investments and Foreign Exchange Transactions	38,495,116	16,460,856	42,778,133	46,350,355
Net Increase in Net Assets from Operations	$38,098,267	$16,067,067	$44,226,634	$45,629,679
See Notes to Financial Statements.

Statement of Changes in Net Assets
for the Six Months Ended June 30, 2017 and
for the Year Ended December 31, 2016

	Value Line Premier Growth Fund, Inc.
	Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31, 2016
Operations:
Net investment income/(loss)	$(396,849)	$(618,799)
Net realized gain on investments and foreign currency	12,717,807	20,580,398
Change in net unrealized appreciation/(depreciation) on investments and foreign currency translations	25,777,309	683,763
Net increase in net assets from operations	38,098,267	20,645,362
Distributions to Shareholders from:
Net investment income
Investor Class	—	—
Institutional Class	—	—
Net realized gain from investment transactions
Investor Class	—	(19,959,942)
Institutional Class	—	—
Total distributions	—	(19,959,942)
Share Transactions:
Proceeds from sale of shares
Investor Class	5,568,022	10,280,848
Institutional Class	—	—
Proceeds from reinvestment of dividends and distributions to shareholders
Investor Class	—	19,188,248
Institutional Class	—	—
Cost of shares redeemed
Investor Class	(20,013,138)	(51,586,015)
Institutional Class	—	—
Net increase/(decrease) in net assets from capital share transactions	(14,445,116)	(22,116,919)
Total increase/(decrease) in net assets	23,653,151	(21,431,499)
Net Assets:
Beginning of period	308,693,963	330,125,462
End of period	$332,347,114	$308,693,963
Undistributed/(distributions in excess of) net investment income included in net assets, at end of period	$(396,849)	$—
Capital Share Transactions:
Shares sold
Investor Class	180,349	347,233
Institutional Class	—	—
Shares issued to shareholders in reinvestment of dividends and distributions
Investor Class	—	655,560
Institutional Class	—	—
Shares redeemed
Investor Class	(643,626)	(1,764,444)
Institutional Class	—	—
Net increase (decrease)	(463,277)	(761,651)

See Notes to Financial Statements.

	Value Line Mid Cap Focused Fund, Inc.		Value Line Income and Growth Fund, Inc.		Value Line Larger Companies Focused Fund, Inc.
	Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31, 2016	Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31, 2016	Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31, 2016
Operations:
Net investment income/(loss)	$(393,789)	$(359,368)	$1,448,501	$654,214	$(720,676)	$(1,371,262)
Net realized gain on investments and foreign currency	2,112,811	6,545,313	9,448,259	12,719,726	11,202,990	30,662,481
Change in net unrealized appreciation/(depreciation) on investments and foreign currency translations	14,348,045	7,113,626	33,329,874	(6,237,899)	35,147,365	(29,089,253)
Net increase in net assets from operations	16,067,067	13,299,571	44,226,634	7,136,041	45,629,679	201,966
Distributions to Shareholders from:
Net investment income
Investor Class	—	—	(795,770)	(643,036)	—	—
Institutional Class	—	—	(6,454)	(2,140)	—	—
Net realized gain from investment transactions
Investor Class	—	(2,944,129)	—	(16,159,283)	—	(27,146,882)
Institutional Class	—	—	—	(55,920)	—	(50,291)
Total distributions	—	(2,944,129)	(802,224)	(16,860,379)	—	(27,197,173)
Share Transactions:
Proceeds from sale of shares
Investor Class	4,312,817	32,072,841	44,062,670	22,785,623	3,532,110	6,598,828
Institutional Class	—	—	2,654,151	1,412,757	171,426	291,422
Proceeds from reinvestment of dividends and distributions to shareholders
Investor Class	—	2,805,248	738,943	15,695,103	—	26,090,045
Institutional Class	—	—	5,623	58,060	—	50,291
Cost of shares redeemed
Investor Class	(7,422,836)	(30,070,455)	(26,292,092)	(76,243,039)	(12,666,446)	(24,144,856)
Institutional Class	—	—	(205,506)	(549,575)	—	—
Net increase/(decrease) in net assets from capital share transactions	(3,110,019)	4,807,634	20,963,789	(36,841,071)	(8,962,910)	8,885,730
Total increase/(decrease) in net assets	12,957,048	15,163,076	64,388,199	(46,565,409)	36,666,769	(18,109,477)
Net Assets:
Beginning of period	134,030,048	118,866,972	303,691,601	350,257,010	215,075,737	233,185,214
End of period	$146,987,096	$134,030,048	$368,079,800	$303,691,601	$251,742,506	$215,075,737
Undistributed/(distributions in excess of) net investment income included in net assets, at end of period	$(393,789)	$—	$706,717	$60,440	$(720,676)	$—
Capital Share Transactions:
Shares sold
Investor Class	246,200	2,008,529	4,777,952	2,577,553	132,309	259,527
Institutional Class	—	—	289,032	168,585	6,642	11,395
Shares issued to shareholders in reinvestment of dividends and distributions
Investor Class	—	170,532	78,342	1,831,848	—	1,119,264
Institutional Class	—	—	594	6,817	—	2,160
Shares redeemed
Investor Class	(425,679)	(1,871,701)	(2,873,717)	(8,885,626)	(489,581)	(945,122)
Institutional Class	—	—	(22,202)	(61,590)	—	—
Net increase (decrease)	(179,479)	307,360	2,250,001	(4,362,413)	(350,630)	447,224

Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:
	Value Line Premier Growth Fund, Inc. Investor Class
	Six Months Ended June 30, 2017 (unaudited)	Years Ended December 31,
		2016	2015	2014	2013	2012
Net asset value, beginning of period	$28.99	$28.93	$33.84	$33.99	$28.84	$26.48
Income/(loss) from investment operations:
Net investment income/(loss)	(0.04)	0.00(1)	(0.07)	0.01	0.00(1)	0.09
Net gains/(losses) on securities (both realized and unrealized)	3.68	2.04	0.14	2.29	7.64	4.59
Total from investment operations	3.64	2.04	0.07	2.30	7.64	4.68
Less distributions:
Dividends from net investment income	—	—	—	(0.01)	—	(0.09)
Distributions from net realized gains	—	(1.98)	(4.98)	(2.44)	(2.49)	(2.23)
Total distributions	—	(1.98)	(4.98)	(2.45)	(2.49)	(2.32)
Net asset value, end of period	$32.63	$28.99	$28.93	$33.84	$33.99	$28.84
Total return	12.56%(4)	7.00%	0.25%	6.75%	26.56%	17.80%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$332,347	$308,694	$330,125	$379,205	$402,073	$337,436
Ratio of gross expenses to average net assets(2)	1.21%(5)	1.21%	1.23%	1.23%	1.24%	1.25%
Ratio of net expenses to average net assets	1.21%(5)	1.21%	1.23%	1.23%	1.24%	1.25%
Ratio of net investment income/(loss) to average net assets(3)	(0.25)%(5)	(0.20)%	(0.26)%	0.01%	(0.02)%	0.28%
Portfolio turnover rate	2%(4)	7%	12%	9%	11%	15%

(1)
Amount is less than $.01 per share.

(2)
Ratio reflects expenses grossed up for the custody credit arrangement. The custody credit arrangement was discontinued as of January 1, 2013.

(3)
Ratio reflects expenses net of the custody credit arrangement. The custody credit arrangement was discontinued as of January 1, 2013.

(4)
Not Annualized

(5)
Annualized

See Notes to Financial Statements.

Selected data for a share of capital stock outstanding throughout each period:
	Value Line Mid Cap Focused Fund, Inc. Investor Class
	Six Months Ended June 30, 2017 (unaudited)	Years Ended December 31,
		2016	2015	2014	2013	2012
Net asset value, beginning of period	$16.27	$14.99	$14.56	$13.50	$10.36	$9.04
Income/(loss) from investment operations:
Net investment income/(loss)	(0.05)	0.00(1)	(0.08)	(0.01)	0.01	0.05
Net gains/(losses) on securities (both realized and unrealized)	2.02	1.64	0.51	1.08	3.19	1.27
Total from investment operations	1.97	1.64	0.43	1.07	3.20	1.32
Less distributions:
Dividends from net investment income	—	—	—	(0.01)	(0.06)	—
Distributions from net realized gains	—	(0.36)	—	—	—	—
Total distributions	—	(0.36)	—	(0.01)	(0.06)	—
Net asset value, end of period	$18.24	$16.27	$14.99	$14.56	$13.50	$10.36
Total return	12.11%(4)	10.94%	2.95%	7.90%	30.86%	14.60%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$146,987	$134,030	$118,867	$125,330	$125,268	$109,798
Ratio of gross expenses to average net assets(2)	1.18%(5)	1.21%	1.24%	1.23%	1.26%	1.28%
Ratio of net expenses to average net assets(3)	1.18%(5)	1.21%	1.24%	1.23%	1.12%	1.03%
Ratio of net investment income/(loss) to average net assets	(0.56)%(5)	(0.28)%	(0.53)%	(0.06)%	0.05%	0.46%
Portfolio turnover rate	1%(4)	20%	17%	61%	7%	6%
(1)
Amount is less than $.01 per share.

(2)
Ratio reflects expenses grossed up for the custody credit arrangement. The custody credit arrangement was discontinued as of January 1, 2013.

(3)
Ratio reflects expenses net of the custody credit arrangement. The custody credit arrangement was discontinued as of January 1, 2013.

(4)
Not Annualized

(5)
Annualized

See Notes to Financial Statements.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:
	Value Line Income and Growth Fund, Inc. Investor Class
	Six Months Ended June 30, 2017 (unaudited)	Years Ended December 31,
		2016	2015	2014	2013	2012
Net asset value, beginning of period	$8.48	$8.72	$9.40	$9.82	$8.67	$8.27
Income/(loss) from investment operations:
Net investment income	0.04	0.02	0.06	0.12	0.12	0.13
Net gains/(losses) on securities (both realized and unrealized)	1.17	0.23	(0.14)	0.92	1.57	0.74
Total from investment operations	1.21	0.25	(0.08)	1.04	1.69	0.87
Less distributions:
Dividends from net investment income	(0.02)	(0.02)	(0.06)	(0.11)	(0.12)	(0.13)
Distributions from net realized gains	—	(0.47)	(0.54)	(1.35)	(0.42)	(0.34)
Total distributions	(0.02)	(0.49)	(0.60)	(1.46)	(0.54)	(0.47)
Net asset value, end of period	$9.67	$8.48	$8.72	$9.40	$9.82	$8.67
Total return	14.29%(3)	2.80%	(0.86)%	10.62%	19.55%	10.62%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$364,299	$302,636	$350,159	$372,707	$330,698	$295,705
Ratio of gross expenses to average net assets(1)	1.12%(4)	1.16%	1.15%	1.15%	1.16%	1.19%
Ratio of net expenses to average net assets(2)	1.12%(4)	1.16%	1.15%	1.12%	1.11%	1.14%
Ratio of net investment income to average net assets	0.86%(4)	0.22%	0.67%	1.17%	1.26%	1.48%
Portfolio turnover rate	45%(3)	53%	45%	57%	27%	31%
(1)
Ratio reflects expenses grossed up for the custody credit arrangement. The custody credit arrangement was discontinued as of January 1, 2013.

(2)
Ratio reflects expenses net of the custody credit arrangement. The custody credit arrangement was discontinued as of January 1, 2013.

(3)
Not Annualized

(4)
Annualized

See Notes to Financial Statements.

Selected data for a share of capital stock outstanding throughout each period:
	Value Line Income and Growth Fund, Inc. Institutional Class
	Six Months Ended June 30, 2017 (unaudited)	Years Ended December 31, 2016	Period Ended December 31, 2015(1)
Net asset value, beginning of period	$8.43	$8.65	$9.50
Income/(loss) from investment operations:
Net investment income/(loss)	0.05	0.02	(0.07)
Net gains/(losses) on securities (both realized and unrealized)	1.17	0.25	(0.24)
Total from investment operations	1.22	0.27	(0.31)
Less distributions:
Dividends from net investment income	(0.02)	(0.02)	—
Distributions from net realized gains	—	(0.47)	(0.54)
Total distributions	(0.02)	(0.49)	(0.54)
Net asset value, end of period	$9.63	$8.43	$8.65
Total Return	14.50%(2)	3.06%	(3.29)%(2)
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$3,781	$1,055	$98
Ratio of gross expenses to average net assets(3)	2.43%(5)	4.82%	6.19%(5)
Ratio of net expenses to average net assets(4)	0.87%(5)	0.90%	6.19%(5)
Ratio of net investment income to average net assets	0.99%(5)	0.43%	(5.02)%(5)
Portfolio turnover rate	45%(2)	53%	45%(2)
(1)
Commenced Operations on November 1, 2015.

(2)
Not Annualized

(3)
Ratio reflects expenses grossed up for the reimbursement by the Adviser and Distributor of certain expenses incurred by the Fund.

(4)
Ratio reflects expenses net of the reimbursement by the Adviser and Distributor of certain expenses incurred by the Fund

(5)
Annualized

See Notes to Financial Statements.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:
	Value Line Larger Companies Focused Fund, Inc. Investor Class
	Six Months Ended June 30, 2017 (unaudited)	Years Ended December 31,
		2016	2015	2014	2013	2012
Net asset value, beginning of period	$23.05	$26.25	$25.28	$25.57	$19.78	$17.34
Income/(loss) from investment operations:
Net investment income/(loss)	(0.08)	0.00(1)	(0.14)	(0.01)	0.13	0.16
Net gains/(losses) on securities (both realized and unrealized)	5.07	0.10	2.63	3.23	5.81	2.40
Total from investment operations	4.99	0.10	2.49	3.22	5.94	2.56
Redemption fees	—	—	—	—	0.00	0.00
Less distributions:
Dividends from net investment income	—	—	—	(0.11)	(0.15)	(0.12)
Distributions from net realized gains	—	(3.30)	(1.52)	(3.40)	—	—
Total distributions	—	(3.30)	(1.52)	(3.51)	(0.15)	(0.12)
Net asset value, end of period	$28.04	$23.05	$26.25	$25.28	$25.57	$19.78
Total return	21.65%(4)	0.24%	9.88%	12.41%	30.05%	14.82%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$251,069	$214,675	$233,085	$220,548	$211,508	$184,243
Ratio of gross expenses to average net assets(2)	1.19%(5)	1.23%	1.23%	1.23%	1.25%	1.27%
Ratio of net expenses to average net assets(3)	1.09%(5)	1.13%	1.13%	1.13%	1.06%	1.02%
Ratio of net investment income/(loss) to average net assets	(0.61)%(5)	(0.62)%	(0.55)%	(0.07)%	0.48%	0.72%
Portfolio turnover rate	21%(4)	47%	37%	89%	8%	17%
(1)
Amount is less than $.01 per share.

(2)
Ratio reflects expenses grossed up for the custody credit arrangement and reimbursement by the Distributor of certain expenses incurred by the Fund. The custody credit arrangement was discontinued as of January 1, 2013.

(3)
Ratio reflects expenses net of the custody credit arrangement and reimbursement by the Distributor of certain expenses incurred by the Fund. The custody credit arrangement was discontinued as of January 1, 2013.

(4)
Not Annualized

(5)
Annualized

See Notes to Financial Statements.

Selected data for a share of capital stock outstanding throughout each period:
	Value Line Larger Companies Focused Fund, Inc. Institutional Class
	Six Months Ended June 30, 2017 (unaudited)	Years Ended December 31, 2016	Period Ended December 31, 2015(1)
Net asset value, beginning of period	$23.02	$26.18	$27.91
Income/(loss) from investment operations:
Net investment income/(loss)	(0.08)	0.00(2)	(0.09)
Net gains/(losses) on securities (both realized and unrealized)	5.08	0.14	(0.12)
Total from investment operations	5.00	0.14	(0.21)
Less distributions:
Distributions from net realized gains	—	(3.30)	(1.52)
Total distributions	—	(3.30)	(1.52)
Net asset value, end of period	$28.02	$23.02	$26.18
Total Return	21.72%(3)	0.40%	(0.73)%(3)
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$674	$401	$101
Ratio of gross expenses to average net assets(4)	7.88%(6)	17.29%	2.70%(6)
Ratio of net expenses to average net assets(5)	0.94%(6)	0.98%	2.70%(6)
Ratio of net investment income to average net assets	(0.46)%(6)	(0.49)%	(2.16)%(6)
Portfolio turnover rate	21%(3)	47%	37%(3)
(1)
Commenced Operations on November 1, 2015.

(2)
Amount is less than $.01 per share.

(3)
Not Annualized

(4)
Ratio reflects expenses grossed up for the reimbursement by the Adviser and Distributor of certain expenses incurred by the Fund.

(5)
Ratio reflects expenses net of the reimbursement by the Adviser and Distributor of certain expenses incurred by the Fund

(6)
Annualized

See Notes to Financial Statements.

Notes to Financial Statements (unaudited)

1.   Significant Accounting Policies
Value Line Premier Growth Fund, Inc., Value Line Mid Cap Focused Fund, Inc., Value Line Income and Growth Fund, Inc., and Value Line Larger Companies Focused Fund, Inc. (individually a “Fund” and collectively, the “Funds”) are each registered under the Investment Company Act of 1940, as amended, as diversified, open-end management investment companies. Value Line Income & Growth Fund, Inc. and Value Line Larger Companies Focused Fund, Inc. each offer two classes of shares: Investor Class shares and Institutional Class shares. Investor Class shares are available to any investor who meets the Fund’s minimum purchase requirement. Institutional Class shares are designed for investors who meet certain administrative, service and account size criteria. The sole investment objective of the Value Line Premier Growth Fund, Inc., Value Line Mid Cap Focused Fund, Inc. and Value Line Larger Companies Focused Fund, Inc. is long-term growth of capital. The primary investment objective of the Value Line Income and Growth Fund, Inc. is income, as high and dependable as is consistent with reasonable risk and capital growth to increase total return. The Value Line Funds (the “Value Line Funds”) is a family of mutual funds that includes a wide range of solutions designed to meet virtually any investment goal and consists of a variety of equity, fixed income, and hybrid funds.
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.
(A) Security Valuation:   Securities listed on a securities exchange are valued at the closing sales prices on the date as of which the net asset value (“NAV”) is being determined. Securities traded on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) Stock Market are valued at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates fair value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost.
Investments in shares of open-end mutual funds, including money market funds, are valued at their daily NAV which is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”)(usually 4:00 P.M. Eastern Standard Time) on each day on which the NYSE is open for business. NAV per share is determined by dividing the fund’s total net assets by the fund’s total number of shares outstanding at the time of calculation.
The Board of Directors (the “Board”) has determined that the value of bonds and other fixed income corporate securities be calculated on the valuation date by reference to valuations obtained from an independent pricing service that determines valuations for normal institutional-size trading units of debt securities, without exclusive reliance upon quoted prices. This service takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations. Bonds and fixed income securities are valued at the evaluated bid on the date as of which the NAV is being determined. Securities, other than bonds and other fixed income securities, not priced in this manner are valued at the midpoint between the latest available and representative asked and bid prices, or when stock valuations are used, at the latest quoted sale price as of the regular close of business of the NYSE on the valuation date.
The Board has adopted procedures for valuing portfolio securities in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Adviser. A valuation committee (the “Valuation Committee”) was established by the Board to oversee the implementation of the Funds’ valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Adviser monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods

June 30, 2017

may be amended or supplemented from time to time by the Valuation Committee. In addition, the Funds may use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer reflects the value of a security due to factors affecting one or more relevant securities markets or the specific issuer.
(B) Fair Value Measurements:   The Funds follow fair valuation accounting standards (FASB ASC 820-10) which establishes a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:
•
Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

•
Level 2 — Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

•
Level 3 — Inputs that are unobservable.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
For the six months ended June 30, 2017, there were no transfers between Level 1, Level 2, and Level 3 assets for each Fund.
The Funds’ policy is to recognize transfers between levels at the beginning of the reporting period.
An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.
For the six months ended June 30, 2017, there were no Level 3 investments in any Fund. The Schedule of Investments includes a breakdown of the Funds’ investments by category.
(C) Federal Income Taxes:   It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of their investment income and capital gains to their shareholders. Therefore, no provision for federal income tax is required.
As of June 30, 2017, and for all open tax years, management has analyzed the Funds’ tax positions taken on federal and state income tax returns, and has concluded that no provision for federal or state income tax is required in the Funds’ financial statements. The Funds’ federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and the state departments of revenue. Value Line Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Value Line Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
(D) Security Transactions and Distributions:   Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on sales of securities are calculated for financial accounting and federal income tax purposes on the basis of first in first out convention (“FIFO”). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Interest income, adjusted for the amortization of discount and premium, is earned from settlement date and recognized on the accrual basis. Gains and losses realized on prepayments received on mortgage-related securities are recorded as interest income.

Notes to Financial Statements (unaudited) (continued)

The dividends and distributions were as follows:
	Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31, 2016
Value Line Premier Growth Fund, Inc.
Dividends per share from net investment income	$—	$—
Distributions per share from net realized gains	$—	$1.9843
Value Line Mid Cap Focused Fund, Inc.
Dividends per share from net investment income	$—	$—
Distributions per share from net realized gains	$—	$0.3642
Value Line Income and Growth Fund, Inc.
Investor Class:
Dividends per share from net investment income	$0.0215	$0.0176
Distributions per share from net realized gains	$—	$0.4703
Institutional Class:
Dividends per share from net investment income	$0.0219	$0.0185
Distributions per share from net realized gains	$—	$0.4703
Value Line Larger Companies Focused Fund, Inc.
Investor Class:
Dividends per share from net investment income	$—	$—
Distributions per share from net realized gains	$—	$3.3004
Institutional Class:
Dividends per share from net investment income	$—	$—
Distributions per share from net realized gains	$—	$3.3004
The Income and Growth Fund may purchase mortgage pass-through securities on a to-be-announced (“TBA”) basis, with payment and delivery scheduled for a future date. The Fund may enter into a TBA agreement, sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities (a “TBA roll”). A TBA roll is treated by the Fund as a purchase transaction and a sale transaction in which the Fund realizes a gain or loss. The Fund’s use of TBA rolls may cause the Fund to experience higher portfolio turnover and higher transaction costs. The Fund could be exposed to possible risk if there is an adverse market action, expenses or delays in connection with TBA transactions, or if the counterparty fails to complete the transaction.
Income dividends and capital gains distributions are automatically reinvested in additional shares of each Fund unless the shareholder has requested otherwise. Income earned by the Fund on weekends, holidays and other days on which the Fund is closed for business is declared as a dividend on the next day on which the Fund is open for business. The Value Line Income and Growth Fund, Inc. distributes all of its net investment income quarterly and the Value Line Premier Growth Fund, Inc., the Value Line Mid Cap Focused Fund, Inc., and the Value Line Larger Companies Focused Fund, Inc. distribute all of their net investment income annually. Net realized capital gains if any, are distributed to shareholders annually or more frequently if necessary to comply with the Internal Revenue Code.
(E) Class Allocations:   All income earned and expenses incurred by the Funds are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

June 30, 2017

Class Specific Expenses:
	Investor Class	Institutional Class	Total
Value Line Income and Growth Fund, Inc.
Registration and filing fees	$14,619	$10,795	$25,414
Transfer agent fees	83,986	7,506	91,492
Sub-transfer agent fees	31,053	95	31,148
Other	3,461	319	3,780
	Investor Class	Institutional Class	Total
Value Line Larger Companies Focused Fund, Inc.
Registration and filing fees	$13,958	$11,069	$25,027
Transfer agent fees	68,669	7,470	76,139
Sub-transfer agent fees	6,254	17	6,271
Other	1,770	301	2,071
(F) Foreign Currency Translation:   The books and records of the Funds are maintained in U.S. dollars. Assets and liabilities which are denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange at the valuation date. The Funds do not isolate changes in the value of investments caused by foreign exchange rate differences from the changes due to other circumstances.
Income and expenses are translated to U.S. dollars based upon the rates of exchange on the respective dates of such transactions.
Net realized foreign exchange gains or losses arise from currency fluctuations realized between the trade and settlement dates on securities transactions, the differences between the U.S. dollar amounts of dividends, interest, and foreign withholding taxes recorded by the Funds, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments, at the end of the fiscal period, resulting from changes in the exchange rates. The effect of the change in foreign exchange rates on the value of investments is included in realized gain/(loss) on investments and change in net unrealized appreciation/(depreciation) on investments.
(G) Representations and Indemnifications:   In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications.The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, management expects the risk of loss to be remote.
(H) Accounting for Real Estate Investment Trusts:   The Funds own shares of Real Estate Investment Trusts (“REITs”) which report information on the source of their distributions annually. Distributions received from REITs during the year which represent a return of capital are recorded as a reduction of cost and distributions which represent a capital gain dividend are recorded as a realized long-term capital gain on investments.
(I) Foreign Taxes:   The Funds may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
(J) Securities Lending:   Under an agreement with State Street Bank & Trust (“State Street”), the Funds can lend their securities to brokers, dealers and other financial institutions approved by the Board. By lending their investment securities, the Funds attempt to increase their net investment income through receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the account of the Funds. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Generally, in the event of a counter-party default, the Funds have the right to use the collateral to offset the losses incurred. The lending fees received and the Funds’ portion of the interest income earned on the cash collateral are included in “Securities lending income” on the Statements of Operations.

Notes to Financial Statements (unaudited) (continued)

Upon entering into a securities lending transaction, the Funds receive cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is invested by State Street Global Advisors, acting in its capacity as securities lending agent (the “Agent”), in the Value Line Funds collateral account, which is subsequently invested into joint repurchase agreements and/or State Street Navigator Securities Lending Prime Portfolio. When the Funds invest the cash collateral in the State Street Navigator Securities Lending Prime Portfolio, a portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Funds.
The Funds enter into joint repurchase agreements whereby their uninvested cash collateral from securities lending is deposited into a joint cash account with other funds managed by the Adviser and may be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest in the repurchase agreement. A repurchase agreement is accounted for as a loan by the funds to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked-to-market daily to maintain coverage of at least 100%. Investments made with the cash collateral are disclosed on the Schedules of Investments.
As of June 30, 2017, the Funds were not invested in joint repurchase agreements.
As of June 30, 2017, the Funds loaned securities which were collateralized by cash which was reinvested into the State Street Navigator Securities Lending Prime Portfolio as disclosed on the Schedule of Investments. The value of the securities on loan and the value of the related collateral were as follows:
Fund	Value of Securities Loaned	Value of Collateral	Total Collateral (including Calculated Mark)*
Value Line Premier Growth Fund, Inc.	$16,824,547	$17,039,303	$17,199,233
Value Line Mid Cap Focused Fund, Inc.	6,014,624	6,119,981	6,143,838
Value Line Income and Growth Fund, Inc.	30,793,492	31,563,986	31,525,946
Value Line Larger Companies Focused Fund, Inc.	24,497,346	25,049,887	25,064,729
*
Balances represent the end of day mark-to-market of securities lending collateral that will be reflected by the Funds as of the next business day.

The following tables represent the amount of payables for cash collateral received on securities on loan as shown on the Statements of Assets and Liabilities for the six months ended June 30, 2017.
	Remaining Contractual Maturity of the Agreements As of June 30, 2017
Value Line Premier Growth Fund, Inc.	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$17,039,303	$—	$—	$—	$17,039,303
Total Borrowings	$17,039,303	$—	$—	$—	$17,039,303
Gross amount of recognized liabilities forsecurities lending transactions					$17,039,303
	Remaining Contractual Maturity of the Agreements As of June 30, 2017
Value Line Mid Cap Focused Fund, Inc.	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$6,119,981	$—	$—	$—	$6,119,981
Total Borrowings	$6,119,981	$—	$—	$—	$6,119,981
Gross amount of recognized liabilities forsecurities lending transactions					$6,119,981

June 30, 2017

	Remaining Contractual Maturity of the Agreements As of June 30, 2017
Value Line Income and Growth Fund, Inc.	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$30,587,084	$—	$—	$—	$30,587,084
Corporate Bonds & Notes	976,902	—	—	—	976,902
Total	$31,563,986	$—	$—	$—	$31,563,986
Total Borrowings	$31,563,986	$—	$—	$—	$31,563,986
Gross amount of recognized liabilities forsecurities lending transactions					$31,563,986
	Remaining Contractual Maturity of the Agreements As of June 30, 2017
Value Line Larger Companies Focused Fund, Inc.	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$25,049,887	$—	$—	$—	$25,049,887
Total Borrowings	$25,049,887	$—	$—	$—	$25,049,887
Gross amount of recognized liabilities for securities lending transactions					$25,049,887
(K) Subsequent Events:   Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued and has determined that no additional items require adjustment to or disclosure in the financial statements.
2.   Investment Risks
Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.
3.   Purchases and Sales of Securities
Purchases and sales of securities, excluding short-term investments, were as follows:
Fund	Purchases of Investment Securities	Sales of Investment Securities	Purchases of U.S. Government Agency Obligations	Sales of U.S. Government Agency Obligations
Value Line Premier Growth Fund, Inc.	$5,712,060	$21,297,616	$—	$—
Value Line Mid Cap Focused Fund, Inc.	1,785,254	4,971,529	—	—
Value Line Income and Growth Fund, Inc.	170,777,693	147,248,145	1,252,182	1,744,063
Value Line Larger Companies Focused Fund, Inc.	50,429,732	60,659,753	—	—

Notes to Financial Statements (unaudited) (continued)

4.   Income Taxes
At June 30, 2017, information on the tax components of capital is as follows:
Fund	Cost of investments for tax purposes	Gross tax unrealized appreciation	Gross tax unrealized depreciation	Net tax unrealized appreciation/ (depreciation) on investments
Value Line Premier Growth Fund, Inc.	$164,519,757	$185,616,253	$(856,655)	$184,759,598
Value Line Mid Cap Focused Fund, Inc.	100,515,942	53,644,159	(986,971)	52,657,188
Value Line Income and Growth Fund, Inc.	339,793,671	67,300,936	(9,720,496)	57,580,440
Value Line Larger Companies Focused Fund, Inc.	212,464,168	69,258,359	(6,176,098)	63,082,261
5.   Investment Advisory Fee, Service and Distribution Fees and Transactions With Affiliates
For the Value Line Premier Growth Fund, Inc. and Value Line Larger Companies Focused Fund, Inc. advisory fees were computed at an annual rate of 0.75% of the daily net assets during the period. For Value Line Mid Cap Focused Fund, Inc. and Value Line Income and Growth Fund, Inc. advisory fees were computed at an annual rate of 0.70% of the first $100 million of the Fund’s average daily net assets plus 0.65% of the excess thereof. The Funds’ advisory fees are paid monthly. The Adviser provides research, investment programs, and supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Funds. The Adviser also provides persons, satisfactory to the Funds’ Board, to act as officers and employees of the Funds and pays their salaries. For the six months ended June 30, 2017, the below Advisory fee was paid or payable to the Adviser:
Fund	Advisory Fee
Value Line Premier Growth Fund, Inc.	$1,209,169
Value Line Mid Cap Focused Fund, Inc.	483,826
Value Line Income and Growth Fund, Inc	1,112,070
Value Line Larger Companies Focused Fund, Inc	880,740
The Funds have a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which compensates EULAV Securities LLC (the “Distributor”) for advertising, marketing and distributing the Funds’ shares and for servicing the Funds’ shareholders at an annual rate of 0.25% of the Funds’ average daily net assets attributable to Investor Class shares. Institutional Class shares do not pay Rule 12b-1 distribution and service fees, and are not subject to the Plan. For the six months ended June 30, 2017, the below 12b-1 fees were paid or payable to the Distributor and waived by the Distributor:
Fund	Distribution & Service Fees	Waived Amount
Value Line Premier Growth Fund, Inc.	$403,056	$—
Value Line Mid Cap Focused Fund, Inc.	176,551	—
Value Line Income and Growth Fund, Inc	415,335	—
Value Line Larger Companies Focused Fund, Inc	292,908	117,163
The Funds have a Sub-Transfer Agent Plan (the “sub TA plan”) which compensates financial intermediaries that provide sub-transfer agency and related services to investors that hold their Fund shares of such class in omnibus accounts maintained by the financial intermediaries with the Funds. The sub-transfer agency fee, which may be paid directly to the financial intermediary or indirectly via the Distributor, is equal to the lower of  (i) the aggregate amount of additional transfer agency fees and expenses that the Funds would otherwise pay to the transfer agent if each subaccount in the omnibus account for such class of shares maintained by the financial intermediary with the Funds were a direct account with the Funds and (ii) the amount by which the fees charged by the financial intermediary for including the Funds on its platform and providing shareholder, sub-transfer agency and related services exceed the amount paid under the Funds’ Plan with respect to each Fund’s assets attributable to shares

June 30, 2017

held by the financial intermediary in the omnibus account. In addition, the amount of sub-transfer agency fees payable by the Fund’s to all financial intermediaries in the aggregate is subject to a maximum cap of 0.05% of each Fund’s average daily net assets. If the sub-transfer agency fee is paid to financial intermediaries indirectly via the Distributor, the Distributor does not retain any amount thereof and such fee otherwise reduces the amount that the Distributor is contractually obligated to pay to the financial intermediary. For the six months ended June 30, 2017, the below Sub TA fees were paid or payable to the Distributor and waived by the Distributor:
Fund	Sub TA Fees	Waived Amount
Value Line Premier Growth Fund, Inc.	$30,959	$—
Value Line Mid Cap Focused Fund, Inc.	6,945	—
Value Line Income and Growth Fund, Inc.	31,148	95
Value Line Larger Companies Focused Fund, Inc.	6,271	17
The Adviser agreed to pay or reimburse certain expenses of the Fund attributable to the Institutional Class, to the extent necessary to limit the Fund’s total annual operating expenses to an amount equal to the operating expense of the Fund’s Investor Class, less the 12b-1 fee paid by such Investor Class, of the Fund’s average daily net assets attributable to the applicable class (the “Expense Limitation”). The Adviser and the Distributor may subsequently recover from the Fund contractually reimbursed expenses and/or waived fees (within 3 years after the fiscal year end in which the waiver/reimbursement occurred) to the extent that such class’ expense ratio is less than the Expense Limitation. The Expense Limitation can be terminated or modified before July 31, 2019 only with the agreement of the Board of Directors. Effective March 17, 2016, and renewed annually, the Distributor contractually agreed to waive all or a portion of its sub TA fees attributable to the Institutional Class and the Adviser contractually agreed to reimburse the Funds to the Expense Limitation. As of June 30, 2017, fees contractually reimbursed amounted to $17,729 and $18,625 for the Value Line Income and Growth Fund and Value Line Larger Companies Focused Fund, respectively. As of June 30, 2017, the Adviser and Distributor may seek reimbursement of the remaining waived fees and reimbursed expenses as follows:
Fund	Expiration	Fees Waived and Reimbursed by the Adviser	Fees Waived and Reimbursed by the Distributor
Value Line Income and Growth Fund, Inc.	December 31, 2019	$38,957	$—
Value Line Income and Growth Fund, Inc.	December 31, 2020	17,729	—
Value Line Larger Companies Focused Fund, Inc.	December 31, 2018	—	229,171
Value Line Larger Companies Focused Fund, Inc.	December 31, 2019	39,574	—
Value Line Larger Companies Focused Fund, Inc.	December 31, 2020	18,625	117,163
During the six months ended June 30, 2017, the Funds did not make any repayments to the Adviser and Distributor for previously waived and reimbursed fees.
Each Fund bears direct expenses incurred specifically on its behalf while common expenses of the Value Line Funds are allocated proportionately based upon each Fund’s respective net assets. The Funds bear all other costs and expenses.
6.   New Accounting Pronouncement
In October 2016, the Securities and Exchange Commission (“SEC”) issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is effective for financial statements filed with the SEC on or after August 1, 2017; adoption will have no effect on the Funds’ net assets or results of operations.Although Management is still evaluating the potential impacts of the Investment Company Reporting Modernization to the Fund, management expects that the impact of the Funds’ adoption will be limited to additional financial statement disclosures.

Fund Expenses (unaudited)

Example
As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of  $1,000 invested at the beginning of the period and held for the entire period (January 1, 2017 through June 30, 2017).
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.
	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period*	Annualized Expense Ratio
Actual
Value Line Premier Growth Fund, Inc. – Investor Class	$1,000.00	$1,125.60	$6.38	1.21%
Value Line Mid Cap Focused Fund, Inc. – Investor Class	1,000.00	1,121.10	6.21	1.18
Value Line Income and Growth Fund, Inc. – Investor Class	1,000.00	1,142.90	5.95	1.12
Value Line Income and Growth Fund, Inc. – Institutional Class	1,000.00	1,045.00	4.63	0.87
Value Line Larger Companies Focused Fund, Inc. – Investor Class	1,000.00	1,216.50	5.99	1.09
Value Line Larger Companies Focused Fund, Inc. – Institutional Class	1,000.00	1,217.20	5.16	0.94
Hypothetical (5% return before expenses)
Value Line Premier Growth Fund, Inc. – Investor Class	$1,000.00	$1,018.79	$6.06	1.21%
Value Line Mid Cap Focused Fund, Inc. – Investor Class	1,000.00	1,018.94	5.91	1.18
Value Line Income and Growth Fund, Inc. – Investor Class	1,000.00	1,019.24	5.61	1.12
Value Line Income and Growth Fund, Inc. – Institutional Class	1,000.00	1,050.00	4.42	0.87
Value Line Larger Companies Focused Fund, Inc. – Investor Class	1,000.00	1,019.39	5.46	1.09
Value Line Larger Companies Focused Fund, Inc. – Institutional Class	1,000.00	1,020.13	4.71	0.94
*
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the Fund’s most recent fiscal one-half year). This expense ratio may differ from the expense ratio shown in the financial highlights.

Semi-Annual Report

FACTORS CONSIDERED BY THE BOARD IN APPROVING CONTINUANCE OF
THE INVESTMENT ADVISORY AGREEMENT FOR VALUE LINE PREMIER GROWTH FUND, INC.,
VALUE LINE MID CAP FOCUSED FUND, INC., VALUE LINE INCOME AND GROWTH FUND, INC., AND VALUE LINE LARGER COMPANIES FOCUSED FUND, INC.
The Investment Company Act of 1940 (the “1940 Act”) requires the Boards of Directors (the “Board”) of Value Line Mid Cap Focused Fund, Inc., Value Line Income and Growth Fund, Inc., Value Line Larger Companies Focused Fund, Inc., and Value Line Premier Growth Fund, Inc. (each, a “Fund” and collectively, the “Funds”), including a majority of each Board’s Directors who are not “interested persons,” as that term is defined in the 1940 Act (the “Independent Directors”), to annually consider the continuance of each Fund’s investment advisory agreement (each, an “Agreement”) with its investment adviser, EULAV Asset Management (the “Adviser”).
As part of the process in considering the continuance of each Fund’s Agreement, the Board requested, and the Adviser provided, such information as the Board deemed to be reasonably necessary to evaluate the terms of such Agreement. At meetings held throughout the year, including the meeting specifically focused upon the review of each Agreement, the Independent Directors met in executive sessions separately from the non-Independent Director of the Funds and any officers of the Adviser. In considering the continuance of each Agreement, the Independent Directors relied upon the assistance of counsel to the Independent Directors.
Both in the meeting specifically focused upon the review of the Agreements and at other meetings, the Board, including the Independent Directors, received materials relating to the Adviser’s investment and management services under the Agreements. These materials included information for each Fund regarding, among other things: (i) the Fund’s investment performance, performance-related metrics and risk-related related metrics over various periods of time and comparisons thereof to similar information regarding the Fund’s benchmark index, the Fund’s category of comparable funds (the “Category”) (as objectively classified, selected and prepared by Morningstar, Inc., an independent evaluation service (“Morningstar”)), and the Fund’s more narrow peer group of comparable funds (the “Peer Group”) (again, as objectively classified, selected and prepared by Morningstar); (ii) the Fund’s investment process, portfolio holdings, investment restrictions, valuation procedures, and financial statements; (iii) purchases and redemptions of the Fund’s shares; (iv) the Adviser’s view of the general investment outlook in the markets in which the Fund invests; (v) arrangements with respect to the distribution of the Fund’s shares; (vi) the allocation and cost of the Fund’s brokerage (none of which was effected through any affiliate of the Adviser, including EULAV Securities LLC (the “Distributor”)); and (vii) the overall nature, quality and extent of services provided by the Adviser.
As part of their review, the Board requested, and the Adviser provided, additional information in order to evaluate the quality of the Adviser’s services and the reasonableness of its fees under each Fund’s Agreement. In a separate executive session, the Independent Directors reviewed information for each Fund, which included data comparing: (i) advisory, administrative, distribution, custody, accounting, audit, legal, transfer agency, and other non-management expenses incurred by the Fund to those incurred by the Fund’s Peer Group and Category; (ii) the Fund’s expense ratio to those of its Peer Group and Category; and (iii) the Fund’s investment performance, performance-related metrics and risk-related related metrics over various time periods to similar information regarding the Fund’s benchmark index, Peer Group and Category.
In classifying a Fund within a Category, Morningstar considered the characteristics of the Fund’s actual portfolio holdings over various periods of time relative to the market and other factors that distinguish a particular investment strategy under Morningstar’s methodology with the objective to permit meaningful comparisons. Morningstar classified Value Line Mid Cap Focused Fund, Inc. and Value Line Premier Growth Fund, Inc. within its Mid-Cap Growth category, Value Line Larger Companies Focused Fund, Inc. within its Large Growth category and Value Line Income and Growth Fund, Inc. within its Allocation – 70% to 85% Equity Moderate Allocation category. In the prior year, Morningstar classified Value Line Income and Growth Fund, Inc. within its Moderate Allocation category, and explained the rationale for its re-classification.
In preparing a Peer Group for each Fund, Morningstar considered the Fund’s most recent portfolio holdings in light of the same factors used in classifying a Fund within a Category, as well as additional factors including similarity of expense structure (e.g., same share class characteristics) and net asset size. Generally, the final Peer Group consists of funds that range in net assets from twice-in-size to half-in-size of the Fund and includes roughly equal numbers of funds that are smaller and larger than the Fund. Morningstar prepared the Peer Group for Value Line Larger Companies Focused Fund, Inc. consisting of 11 other retail, no-load funds with similar investment style, expense structure and asset size as the Fund. The Peer Group for Value Line Mid Cap Focused Fund, Inc. consists of 11 other retail, no-load funds with similar investment style, expense structure and asset size as the Fund. The Peer Group for the Value Line Premier Growth Fund, Inc. consists of 12 other retail, no-load funds with similar investment style, expense structure and asset size as the Fund, and the Peer Group for Value Line Income and Growth Fund, Inc. consists of 7 other retail, load and no-load funds with similar investment style, expense structure and asset size as the Fund.
In their executive session, the Independent Directors also reviewed information regarding: (a) the financial results and condition of the Adviser and the Distributor and their profitability from the services that have been performed for each Fund and the Value Line family of funds; (b) the Adviser’s investment management staffing and resources; (c) the ownership, control and day-to-day management of the Adviser; (d) each Fund’s potential for achieving economies of scale; and (e) potential “fall-out” benefits to the Adviser. In support of its review of the statistical information, the Board discussed with Morningstar the description of the methodology used by Morningstar to determine each Fund’s Peer Group and Category and the results of the statistical information prepared by Morningstar.

Semi-Annual Report (continued)

The Board observed that there is a range of investment options available to shareholders of the Funds, including other mutual funds, and that each Fund’s shareholders have chosen to invest in the Fund.
The following summarizes matters considered by the Board in connection with its continuance of each of the Agreements. However, the Board did not identify any single factor as all-important or controlling, each Director may have weighed certain factors differently, and the summary does not detail all the matters that were considered.
Investment Performance.   The Board reviewed each Fund’s overall investment performance and compared it to its Peer Group, Category and benchmark index.
Value Line Larger Companies Focused Fund, Inc.   The Board noted that the Fund outperformed the Peer Group and Category medians and the benchmark index for the one-year and three-year periods ended March 31, 2017. The Board also noted that the Fund’s performance for the five-year period ended March 31, 2017 was above the performance of the Peer Group and Category medians, but not the benchmark index. Lastly, the Board noted that the Fund’s performance for the ten-year period ended March 31, 2017 was above the Peer Group median, but below the performance of the Category median and the benchmark index.
Value Line Mid Cap Focused Fund, Inc.   The Board noted that the Fund’s performance was below the Peer Group and Category medians and the benchmark index for the one-year and ten-year periods ended March 31, 2017, and discussed with the Adviser the reasons for the underperformance. The Board also noted that the Fund’s performance for the three-year and five-year periods ended March 31, 2017 was above the performance of the Peer Group and Category medians but not the benchmark index. The Board considered that the Fund’s performance in periods prior to March 2015 was achieved before the Fund’s adoption on a non-fundamental policy of investing at least 80% of the Fund’s total assets in common stocks and other equity securities of mid-sized companies under normal conditions.
Value Line Premier Growth Fund, Inc.   The Board noted that the Fund’s performance was below the Peer Group and Category medians and the benchmark index for the one-year period ended March 31, 2017, and discussed with the Adviser the reasons for the underperformance. The Board also noted that the Fund outperformed the Peer Group and Category medians, but not the benchmark index, for the three-year and five-year periods ended March 31, 2017. Lastly, the Board noted that the Fund outperformed the Peer Group and Category medians and the benchmark index for the ten-year period ended March 31, 2017.
Value Line Income and Growth Fund, Inc.   The Board noted that the Fund outperformed the Peer Group and Category medians and the benchmark index for the one-year period ended March 31, 2017. The Board also noted that the Fund outperformed the Peer Group and Category medians, but not the benchmark index, for the three-year, five-year and ten-year periods ended March 31, 2017.
The Adviser’s Personnel and Methods.   The Board reviewed the background of the portfolio managers responsible for the daily management of each Fund’s portfolio, seeking to achieve the applicable Fund’s investment objectives and adhering to such Fund’s investment strategies. The Independent Directors also engaged in discussions with the Adviser’s senior management responsible for the overall functioning of each Fund’s investment operations. The Board viewed favorably: (i) the Adviser’s use of analytic tools in support of the portfolio management, compliance and shareholder relation functions which the Adviser previously committed resources to acquire; (ii) the continuity of the Adviser’s staff attributable in part to its actions taken to attract and retain personnel, including its ongoing improvements to employee benefit programs and previous increases in base compensation and merit-based compensation for certain staff members to be more industry competitive; and (iii) that the Adviser continues to receive the Value Line ranking systems without cost. The Board concluded that each Fund’s management team and the Adviser’s overall resources were adequate and that the Adviser had investment management capabilities and personnel essential to performing its duties under the Agreement.
Adviser’s Fee.   The Board considered the Adviser’s fee rate under each Fund’s Agreement relative to the advisory fee rate applicable to the funds in such Fund’s Peer Group and Category before applicable fee waivers. The Board noted that the Adviser bears the cost of providing fund accounting and administrative services for each Fund as part of its fee under the Agreement. The Board was informed that the advisory fee rates for the funds in the Peer Group and Category do not include the adviser’s provision or bearing the costs of such services and, if they did, the Adviser’s fee rate would have compared more favorably. Therefore, the Board also compared the Adviser’s fee rate payable under each Fund’s Agreement to the management fee rates of funds in the Peer Group and Category, which include not only advisory fees but also fund accounting and administrative service costs. After a review of the information provided to the Board, the Board concluded that each Fund’s fee rate for compensation for the services provided and costs borne by the Adviser under its Agreement was satisfactory for the purpose of approving continuance of such Agreement.
Value Line Larger Companies Focused Fund, Inc.   Before giving effect to fee waivers applicable to certain funds in the Peer Group and Category, the Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s advisory fee rate payable under its Agreement was the same as that of the Peer Group median, but greater than that of the Category median. The Board further noted, however, that before giving effect to fee waivers applicable to certain funds in the Peer Group and Category, for the most recent fiscal year for which audited financial data is available, the Fund’s fee rate payable under the Agreement was less than the combined advisory, fund accounting and administrative median fee rate of the Peer Group, but slightly greater than that of the Category.

Value Line Mid Cap Focused Fund, Inc.   Before giving effect to fee waivers applicable to certain funds in the Peer Group and Category, the Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s fee advisory rate payable under the Agreement was less than both the advisory and management (i.e., the combined advisory, fund accounting and administrative) fee rates of the Peer Group and Category medians.
Value Line Premier Growth Fund, Inc.   Before giving effect to fee waivers applicable to certain funds in the Peer Group and Category, the Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s advisory fee rate payable under the Agreement was the same as that of the Category Group median, but less than that of the Peer median. Further, before giving effect to fee waivers applicable to certain funds in the Peer Group and Category, the Board also noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s advisory fee rate payable under the Agreement was less than the combined advisory, fund accounting and administrative median fee rates of the Peer Group and Category.
Value Line Income and Growth Fund, Inc.   Before giving effect to fee waivers applicable to certain funds in the Peer Group and Category, the Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s advisory fee rate payable under the Agreement was less than the Peer Group median, but higher than the Category median. However, before giving effect to fee waivers applicable to certain funds in the Peer Group and Category, the Board also noted that during this same period the Fund’s advisory fee rate payable under the Agreement was less than the combined advisory, fund accounting and administrative median fee rates of the Peer Group and Category.
Expenses.   The Board also considered each Fund’s total expense ratio relative to its Peer Group and Category medians. For Funds offering more than one class of shares, the Board compared expense ratios of the Peer Group and Category medians to those of the Fund’s Investor Class Shares, not Institutional Class Shares. After a review of the information provided to the Board, the Board concluded that each Fund’s average expense ratio was satisfactory for the purpose of approving continuance of the Fund’s Agreement.
Value Line Larger Companies Focused Fund, Inc.   The Adviser and the Board agreed that the Adviser will waive certain Fund-wide fees and further assume certain Fund-wide expenses to the extent necessary to limit such expenses (excluding brokerage commissions, interest, taxes, and certain non-routine Fund-wide expenses) to 0.90% of the average daily net assets of each class of the Fund during the period August 1, 2017 to June 30, 2019. The Adviser, the Distributor and the Board further agreed that the Distributor and Adviser will extend the class-level contractual expense limitation agreement, pursuant to which the Distributor and the Adviser, respectively, waive certain class-specific sub-transfer agency fees and pay certain class-specific expenses incurred by the Institutional Class to the extent necessary to contractually limit the class-specific fees and expenses of the Institutional Class to the same percentage of its average daily net assets as the class-specific fees and expenses of the Investor Class (excluding Rule 12b-1 fees and any extraordinary expenses incurred in different amounts by the classes) during the period March 17, 2016 through June 30, 2019. Each expense limitation agreement provides that the Adviser and the Distributor, as applicable, may subsequently recover from assets attributable to the relevant class the waived fees and/or reimbursed expenses (within 3 years after the fiscal year end in which the waiver/reimbursement occurred) to the extent its expense ratio (subject to the exclusions noted above) is less than the applicable expense limitation. Each expense limitation agreement can be terminated or modified before June 30, 2019 only with the approval of the Board. The Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s expense ratio was less than that of the Peer Group median both before and after giving effect to fee waivers applicable to the Fund and certain funds in the Peer Group. The Board also noted that during such period, the Fund’s expense ratio was higher than that of the Category median before giving effect to existing fee waivers applicable to the Fund and certain funds in the Category, but the same as that of the Category median after giving effect to such existing waivers.
Value Line Mid Cap Focused Fund, Inc.   The Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s expense ratio was lower than that of the Peer Group and Category medians both before and after giving effect to fee waivers applicable to certain funds in the Peer Group and Category.
Value Line Premier Growth Fund, Inc.   The Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s expense ratio was less than that of the Peer Group and Category medians both before and after giving effect to fee waivers applicable to certain funds in the Peer Group and Category.
Value Line Income and Growth Fund, Inc.   The Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s expense ratio was less than that of the Peer Group median both before and after giving effect to fee waivers applicable to the Fund and certain funds in the Peer Group. The Board also noted that during such period, the Fund’s expense ratio was less than that of the Category median before, but greater than that of the Category median after, giving effect to fee waivers applicable to the Fund and certain funds in the Category. The Adviser, the Distributor and the Board agreed that the Distributor and Adviser will extend the class-level contractual expense limitation agreement, pursuant to which the Distributor and the Adviser, respectively, waive certain class-specific sub-transfer agency fees and pay certain class-specific expenses incurred by the Fund’s Institutional Class to the extent necessary to contractually limit the class-specific fees and expenses of the Institutional Class to the same percentage of its average daily net assets as the class-specific fees and expenses of the Investor Class (excluding 12b-1 fees and any extraordinary expenses incurred in different amounts by the classes) during the period March 17, 2016 through June 30, 2019. The expense limitation agreement provides that the Adviser and the Distributor may subsequently recover from assets attributable to the Institutional Class the waived fees and/or reimbursed

Semi-Annual Report (continued)

expenses (within 3 years after the fiscal year end in which the waiver/reimbursement occurred) to the extent that the Institutional Class’s class-specific expense ratio (subject to the exclusions noted above) falls below that of the Investor Class. The expense limitation agreement can be terminated or modified before June 30, 2019 only with the approval of the Board.
Nature, Extent and Quality of Services.   The Board considered the nature, extent and quality of other services provided by the Adviser and the Distributor. At meetings held throughout the year, the Board reviewed the resources and effectiveness of the Adviser’s overall compliance program, as well as the services provided by the Distributor. The Board reviewed the services provided by the Adviser and the Distributor in supervising each of the Fund’s third-party service providers. The Board also reviewed the services of the Distributor in engaging financial intermediaries to provide sub-transfer agency and related services to shareholders who hold their shares of a Fund in omnibus accounts. The Board noted that the Distributor and the Adviser retained no portion of a Fund’s sub-transfer agency fees as compensation for these services, but the Board considered that a Fund’s payment of such fees to financial intermediaries might reduce amounts that the Distributor or the Adviser would otherwise pay out of their own resources to the financial intermediaries. Based on this review, the Board concluded that the nature, quality, cost, and extent of such other services provided by the Adviser and the Distributor were satisfactory, reliable and beneficial to each Fund’s shareholders.
Profitability.   The Board considered the level of profitability of the Adviser and the Distributor with respect to each Fund individually and in the aggregate for all the funds within the Value Line group of funds, including the impact of the restructuring of the Adviser and Distributor in 2010 and certain actions taken during prior years. These actions included the reduction (voluntary in some instances, contractual or permanent in other instances) of advisory and/or Rule 12b-1 fees for certain funds, the Adviser’s termination of the use of soft dollar research, and the cessation of trading through the Distributor. The Board also considered the Adviser’s continued attention to the rationalization and differentiation of funds within the Value Line group of funds to better identify opportunities for savings and efficiencies among the funds. The Board concluded that the profitability of the Adviser and the Distributor with respect to each Fund, including the financial results derived from each Fund’s Agreement, was within a range the Board considered reasonable in the overall context of its consideration of the continuance of the Agreements.
Other Benefits.   The Board also considered the character and amount of other direct and incidental benefits received by the Adviser and the Distributor from their association with each Fund. The Board concluded that potential “fall-out” benefits that the Adviser and the Distributor may receive, such as greater name recognition, appear to be reasonable, and may in some cases benefit the Funds.
Economies of Scale.
Value Line Larger Companies Focused Fund, Inc.   The Board considered that, given both the current and anticipated size of the Fund, any perceived and potential economies of scale were not yet a significant consideration for the Fund and that the addition of breakpoints to the fee structure was not currently necessary.
Value Line Mid Cap Focused Fund, Inc.   The Board noted the Agreement includes a breakpoint applicable to the Adviser’s fee under which the Adviser is a paid 0.70% on the first $100 million of the Fund’s average daily net assets and 0.65% on any additional assets. The Board considered that, given the current and anticipated size of the Fund, any perceived and potential economies of scale were not yet a significant consideration for the Fund and that the addition of more breakpoints to the fee structure was not currently necessary.
Value Line Premier Growth Fund, Inc.   The Board considered that, given both the current and anticipated size of the Fund, any perceived and potential economies of scale were not yet a significant consideration for the Fund and that the addition of breakpoints to the fee structure was not currently necessary.
Value Line Income and Growth Fund, Inc.   The Board noted the Agreement includes a breakpoint applicable to the Adviser’s fee under which the Adviser is paid 0.70% on the first $100 million of the Fund’s average daily net assets and 0.65% on any additional assets. The Board considered that, given the current and anticipated size of the Fund, any perceived and potential economies of scale were not yet a significant consideration for the Fund and that the addition of more breakpoints to the fee structure was not currently necessary.
Fees and Services Provided for Other Comparable Funds/Accounts Managed by the Adviser.   The Board was informed by the Adviser that the Adviser does not currently manage any non-mutual fund account that has similar objectives and policies as those of the Funds.
Conclusion.   The Board examined the totality of the information it was provided at the meeting specifically addressing approval of each Fund’s Agreement and at other meetings held during the past year and did not identify any single controlling factor. Based on its evaluation of all material factors deemed relevant and with the advice of independent counsel, the Board concluded that the rate at which each Fund pays an Adviser’s fee to the Adviser under its Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining. Further, the Board concluded that each Fund’s Agreement, and the Adviser’s fee rate thereunder, is fair and reasonable and voted to continue each Agreement.

The Value Line Family of Funds
In 1950, Value Line started its first mutual fund. Since then, knowledgeable investors have been relying on the Value Line Funds to help them build their financial futures. Over the years, Value Line Funds has evolved into what we are today – a diversified family of no-load mutual funds with a wide range of investment objectives – ranging from small, mid and large capitalization equities to fixed income. We also provide strategies that effectively combine both equities and fixed income, diligently taking into account the potential risk and reward of each investment.
*
Only available by purchasing certain variable annuity and variable insurance contracts issued by Guardian Insurance and Annuity Company, Inc.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from EULAV Securities LLC, 7 Times Square, New York, New York 10036-6524 or call 1-800-243-2729, 9am-5pm CST, Monday-Friday, or visit us at www.vlfunds.com. Read the prospectus carefully before you invest or send money.

Item 5. Audit Committee of Listed Registrants

Not Applicable.

Item 6. Investments

Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10. Submission of Matters to a Vote of Security Holders

Not Applicable

Item 11.  Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)	The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.   Exhibits.

(a)	(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

(2) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By	/s/ Mitchell E. Appel
Mitchell E. Appel, President

Date:	September 7, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President, Principal Executive Officer

By:	/s/ Emily D. Washington
Emily D. Washington, Treasurer, Principal Financial Officer

Date:	September 7, 2017